UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22431

RiverPark Funds Trust

(Exact name of registrant as specified in charter)

156 West 56th Street, 17th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Morty Schaja

156 West 56th Street, 17th Floor

New York, NY 10019

(Name and address of agent for service)

With copies to:

Thomas R. Westle

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

Registrant’s telephone number, including area code: 212-484-2100

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Annual Report September 30, 2021

RiverPark Large Growth Fund

Retail Class Shares and Institutional Class Shares

Wedgewood Fund

Retail Class Shares and Institutional Class Shares

RiverPark Short Term High Yield Fund

Retail Class Shares and Institutional Class Shares

RiverPark Long/Short Opportunity Fund

Retail Class Shares and Institutional Class Shares

RiverPark Strategic Income Fund

Retail Class Shares and Institutional Class Shares

RiverPark Floating Rate CMBS Fund

Retail Class Shares and Institutional Class Shares

Investment Adviser: RiverPark Advisors, LLC

Table of Contents

Management’s Discussion of Fund Performance and Analysis
RiverPark Large Growth Fund	1
Wedgewood Fund	3
RiverPark Short Term High Yield Fund	5
RiverPark Long/Short Opportunity Fund	8
RiverPark Strategic Income Fund	13
RiverPark Floating Rate CMBS Fund	16
Schedules of Investments
RiverPark Large Growth Fund	19
Wedgewood Fund	20
RiverPark Short Term High Yield Fund	21
RiverPark Long/Short Opportunity Fund	25
RiverPark Strategic Income Fund	28
RiverPark Floating Rate CMBS Fund	37
Statements of Assets and Liabilities	39
Statements of Operations	41
Statements of Changes in Net Assets	43
Financial Highlights	46
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	71
Trustees and Officers of the Trust	72
Disclosure of Fund Expenses	74
Approval of the Investment Advisory and Investment Sub-Advisory Agreements	76
Review of Liquidity Risk Management Program	80
Notice to Shareholders	81

The RiverPark Funds file their complete schedules of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Funds’ Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent period ended June 30 is available (i) without charge, upon request, by calling 888-564-4517; and (ii) on the Commission’s website at http://www.sec.gov.

Management’s Discussion of Fund Performance and Analysis

RiverPark Large Growth Fund (Unaudited)

For the fiscal year ended September 30, 2021, the RiverPark Large Growth Fund (the “Fund”) gained 33.14% and 32.73% on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Total Return Index gained 27.32% and the S&P 500 Total Return Index gained 30.00%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 18.66% for the December quarter, 2.50% for the March quarter, 13.11% for the June quarter, and lost 3.23% in the September quarter.

The Fund’s investment results were not uniform across sectors. The Fund’s best performing sectors during the period were Communication Services, Financials, Information Technology, and Health Care. The Fund’s worst performing sectors were Real Estate, Consumer Discretionary, and Industrials. The Fund’s best performers were The Blackstone Group Inc, Snap Inc, Alphabet Inc, KKR & Co Inc and Microsoft Inc. The Fund’s worst performers were Zillow Group Inc, Farfetch Ltd, Ringcentral Inc, Lockheed Martin Corp and CME Group Inc.

The RiverPark Large Growth Fund seeks to make investments in securities of large capitalization companies, which it defines as those in excess of $5 billion. The Fund invests in what it believes are exciting growth businesses with significant long-term growth potential, but patiently waits for opportunities to purchase these companies at attractive prices. RiverPark believes the style is best described as a “value orientation toward growth.” RiverPark believes that the current market environment provides it with an opportunity to own a diversified portfolio of growth stocks at attractive valuations.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Total Return Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index generally representative of large companies in the U.S. stock market and based on price changes and reinvested dividends.

Morningstar Large Growth portfolios invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Large Growth Fund,
Retail Class Shares, versus the Russell 1000 Growth Index TR, the S&P 500 Index TR
and the Morningstar Large Growth Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2021
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class Shares	33.14%	24.19%	23.74%	18.86%	17.16%
Retail Class Shares	32.73%	23.83%	23.39%	18.55%	16.86%
Russell 1000 Growth Index TR	27.32%	22.00%	22.84%	19.68%	18.12%
S&P 500 Index TR	30.00%	15.99%	16.90%	16.63%	15.12%
Morningstar Large Growth Category	26.85%	19.19%	20.07%	17.39%	15.62%

$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
9/30/11
9/30/12
9/30/13
9/30/14
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19
9/30/20
9/30/21
$60,263
$54,827
$49,675
$46,586
RiverPark Large Growth Fund, Retail Class Shares
Russell 1000 Growth TR Index
S&P 500 TR Index
Morningstar Large Growth Category

*	Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective July 31, 2016, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

Wedgewood Fund (Unaudited)

For the fiscal year ended September 30, 2021, the Wedgewood Fund (the “Fund”) gained 34.93% and 34.66% on its Institutional Class Shares and Retail Class Shares, respectively, while the Russell 1000 Growth Total Return Index gained 27.32% and the S&P 500 Total Return Index gained 30.00%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 12.14% for the December quarter, 4.93% for the March quarter, 11.74% for the June quarter, and 2.63% in the September quarter.

The Fund’s investment results were not uniform across sectors. The Fund’s best performing sectors during the period were Information Technology, Communication Services, and Consumer Discretionary. The Fund’s worst performing sectors were Industrials, Financials, and Health Care. The Fund’s best performers were Alphabet Inc, Motorola Solutions Inc, Keysight Technologies Inc, Edwards Lifesciences Corp and CDW Corp. The Fund’s worst performers were Unitedhealth Group Inc, Bristol-Myers Squibb, Progressive Corp, Taiwan Semiconductor and Booking Holdings Inc.

The Wedgewood Fund seeks to make investments in about 19-21 companies, with market capitalizations in excess of $5 billion, which it believes have above-average growth prospects. The Fund invests in businesses that it believes are market leaders with a long-term sustainable competitive advantage. It patiently waits for opportunities to purchase what it believes are great businesses at attractive prices. While the Fund invests in growth it believes that valuation is the key to generating attractive returns over the long-term. Unlike most growth investors, Wedgewood is not a momentum investor but rather a contrarian growth investor. Wedgewood is a firm that believes in investing as opposed to trading and generally experiences an annual portfolio turnover of less than 50%.Wedgewood believes that the current market environment provides it with an opportunity to own a portfolio of growth stocks at attractive valuations.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Total Return Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index generally representative of large companies in the U.S. stock market and based on price changes and reinvested dividends.

Morningstar Large Growth portfolios invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the Wedgewood Fund,
Retail Class Shares, versus the Russell 1000 Growth Index TR, the S&P 500 Index TR and the Morningstar Large Growth Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2021
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class Shares	34.93%	21.06%	19.69%	16.14%	14.91%
Retail Class Shares	34.66%	20.74%	19.39%	15.90%	14.68%
Russell 1000 Growth Index TR	27.32%	22.00%	22.84%	19.68%	18.12%
S&P 500 Index TR	30.00%	15.99%	16.90%	16.63%	15.12%
Morningstar Large Growth Category	26.85%	19.19%	20.07%	17.39%	15.62%

*	Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective June 30, 2013, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Short Term High Yield Fund (Unaudited)

For the fiscal year ended September 30, 2021, the RiverPark Short Term High Yield Fund (the “Fund”) gained 2.19% and 1.95% on its Institutional Class Shares and Retail Class Shares, respectively, while the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index gained 1.28%, the ICE BofA Merrill Lynch 1-Year U.S. Treasury Index gained 0.17% and the ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials gained 10.85%.

Investment results for the fiscal year were fairly uniform across quarters. The Institutional Class Shares gained 0.77% for the December quarter, 0.51% for the March quarter, 0.67% for the June quarter and 0.23% in the September quarter.

The Fund realized positive contributions from all five of its investment categories. The Fund realized a contribution to its performance of 1.11% in the Short Term Maturities Category, 0.81% in Redeemed Debt, 0.44% in Event-Driven, 0.43% in Cushion Bonds and 0.24% in Strategic Recap.

The Fund continues to strive for an attractive yield while maintaining a weighted average expected effective maturity of less than one year. As of September 30, 2021, 49% of the Fund’s invested portfolio is expected to mature or be repaid within 90 days, while 99% of the Fund’s invested portfolio is expected to mature or be repaid within 12 months. As of the same date, approximately 55% of the invested portfolio is expected to be repaid as the result of a corporate event (redemption or early retirement due to an acquisition or recapitalization).

The RiverPark Short Term High Yield Fund focuses on short term high yield securities for which they believe credit ratings do not accurately reflect a company’s ability to meet their short term credit obligations. The RiverPark Short Term High Yield Fund seeks to make investments in fixed income securities of companies that have announced or, in Cohanzick’s opinion, will announce a funding event, reorganization or other corporate event that they believe will have a positive impact on a company’s ability to repay their debt. Additionally, the Fund will invest in securities in which it perceives there is limited near term risk of default. In Cohanzick’s view, the risks associated with investing in short term high yield debt are very different from investing in long-dated paper in which operating performance and business sustainability are of primary concern.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Index is a subset of the ICE BofA Merrill Lynch U.S. Corporate Master Index tracking the performance of U.S. dollar denominated investment grade rated corporate debt publicly issued in the U.S. domestic market. This subset includes all securities with a remaining term to maturity of less than 3 years.

The ICE BofA Merrill Lynch 1-Year U.S. Treasuries Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials considers all securities from the ICE BofA Merrill Lynch US High Yield Master II Index and the ICE BofA Merrill Lynch U.S. High Yield 0-1 Year Index, and then applies the following filters: securities greater than or equal to one month but less than 3 years to final maturity, and exclude all securities with Level 2 sector classification = Financial (FNCL).

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Short Term High Yield Fund,
Retail Class Shares, versus the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index, the ICE BofA Merrill Lynch
1-Year U.S. Treasury Index and the ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2021
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class Shares	2.19%	2.09%	2.34%	2.85%	2.89%
Retail Class Shares	1.95%	1.84%	2.07%	2.57%	2.61%
ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index	1.28%	3.63%	2.67%	2.50%	2.40%
ICE BofA Merrill Lynch 1-Year U.S. Treasury Index	0.17%	1.88%	1.46%	0.89%	0.86%
ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials	10.85%	4.58%	5.32%	5.75%	5.42%

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$17,490
$12,883
$12,802
$10,929
9/30/11
9/30/12
9/30/13
9/30/14
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19
9/30/20
9/30/21
RiverPark Short Term High Yield Fund, Retail Class Shares
ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index
ICE BofA Merrill Lynch 1-Year U.S. Treasury Index
ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials

*	Fund commenced operations on September 30, 2010.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective September 30, 2013, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Long/Short Opportunity Fund (Unaudited)

For the fiscal year ended September 30, 2021, the RiverPark Long/Short Opportunity Fund (the “Fund”) gained 17.30% and 16.94% on its Institutional Class Shares and Retail Class Shares respectively, while the S&P 500 Total Return Index gained 30.00% and the Morningstar Long/Short Equity Category gained 15.95%. The average gross and net month-end exposures of the Fund for the fiscal year were 144% and 76% (long 110%, short 34%), respectively.

The Fund’s long positions contributed approximately 34% for the fiscal year, as compared to the performance of the S&P 500 Total Return Index, which gained 30.00%. The Fund’s short positions detracted approximately 13% for the fiscal year.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 9.22% for the December quarter, lost 2.26% for the March quarter, gained 12.99% for the June quarter, and lost 2.75% in the September quarter.

The Fund’s investment results were not uniform across sectors. The Fund’s best performing sectors during the period were Financials, Communications Services, Information Technology, and Health Care. The Fund’s worst performing sectors were Real Estate, Consumer Staples, Consumer Discretionary, and Energy. The Fund’s best performers were The Blackstone Group Inc, Snap Inc, Alphabet Inc, KKR & Co Inc and Microsoft Corp. The Fund’s worst performers were SPDR S&P 500 ETF, Ringcentral Inc, Zillow Group Inc, Farfetch Ltd and iShares Russell 2000 ETF.

Derivatives, which were used for the Fund’s short positions and to leverage the long positions, detracted approximately 9.92% from the Fund’s performance.

The RiverPark Long/Short Opportunity Fund seeks long-term capital appreciation while managing downside volatility by investing long in equity securities that the Fund’s investment adviser believes have above-average growth prospects and selling short equity securities the Adviser believes are competitively disadvantaged over the long-term. The Fund is an opportunistic long/short investment fund. The Fund’s investment goal is to achieve above average rates of return with less volatility and less downside risk as compared to U.S. equity markets.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index generally representative of large companies in the U.S. stock market and based on price changes and reinvested dividends.

The Morningstar Long/Short Equity Category portfolios hold sizable stakes in both long and short positions. Some funds that fall into this category are market neutral - dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market’s fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Long/Short Opportunity Fund

Supplemental Disclosure (Unaudited):

The following represents a reconciliation of accounting principles generally accepted in the United States of America (“GAAP”) to non-GAAP exposure for underlying investments that are held by the Fund through investments in common stock and total return swap transactions as of September 30, 2021. The total non-GAAP exposure is calculated by using the common stock plus the notional swap values divided by the net asset value of the Fund as of September 30, 2021.

Reconciliation of GAAP to Non-GAAP Long/Short Exposure by Underlier
September 30, 2021

Common Stock and Total Return Swaps:
	GAAP Exposure	Non-GAAP Exposure
Adobe
Common Stock	1.9%	1.9%
Total Return Swap	—	0.6%
	1.9%	2.5%
Alphabet, Cl A
Common Stock	2.5%	2.5%
Total Return Swap	—	0.1%
	2.5%	2.6%
Alphabet, Cl C
Common Stock	2.5%	2.5%
Total Return Swap	—	0.1%
	2.5%	2.6%
Amazon.com
Common Stock	4.8%	4.8%
Total Return Swap	—	0.5%
	4.8%	5.3%
Autodesk
Common Stock	1.0%	1.0%
Total Return Swap	—	1.4%
	1.0%	2.4%
Charles Schwab
Common Stock	—	—
Total Return Swap	—	3.3%
	—	3.3%
DexCom
Common Stock	2.6%	2.6%
Total Return Swap	—	0.1%
	2.6%	2.7%
Exact Sciences
Common Stock	2.9%	2.9%
Total Return Swap	—	0.1%
	2.9%	3.0%

	GAAP Exposure	Non-GAAP Exposure
Facebook, Cl A
Common Stock	3.2%	3.2%
Total Return Swap	—	0.5%
	3.2%	3.7%
Farfetch Limited, Cl A
Common Stock	1.5%	1.5%
Total Return Swap	—	0.3%
	1.5%	1.8%
Illumina
Common Stock	2.6%	2.6%
Total Return Swap	—	0.2%
	2.6%	2.8%
Intuitive Surgical
Common Stock	1.9%	1.9%
Total Return Swap	—	1.0%
	1.9%	2.9%
Mastercard Incorporated, Cl A
Common Stock	1.4%	1.4%
Total Return Swap	—	1.9%
	1.4%	3.3%
Nike, Cl B
Common Stock	1.8%	1.8%
Total Return Swap	—	0.5%
	1.8%	2.3%
Pinterest, Cl A
Common Stock	2.9%	2.9%
Total Return Swap	—	0.9%
	2.9%	3.8%
ServiceNow
Common Stock	2.7%	2.7%
Total Return Swap	—	0.1%
	2.7%	2.8%

Common Stock and Total Return Swaps (continued):
	GAAP Exposure	Non-GAAP Exposure
Shopify, Cl A
Common Stock	2.6%	2.6%
Total Return Swap	—	1.2%
	2.6%	3.8%
Snowflake, Cl A
Common Stock	—	—
Total Return Swap	—	2.6%
	—	2.6%
Square, Cl A
Common Stock	0.9%	0.9%
Total Return Swap	—	1.6%
	0.9%	2.5%
Twilio, Cl A
Common Stock	2.2%	2.2%
Total Return Swap	—	0.5%
	2.2%	2.7%
Uber Technologies
Common Stock	2.1%	2.1%
Total Return Swap	—	0.3%
	2.1%	2.4%

	GAAP Exposure	Non-GAAP Exposure
Unitedhealth Group
Common Stock	1.7%	1.7%
Total Return Swap	—	0.6%
	1.7%	2.3%
Visa, Cl A
Common Stock	1.1%	1.1%
Total Return Swap	—	1.4%
	1.1%	2.5%
Walt Disney Company
Common Stock	2.1%	2.1%
Total Return Swap	—	1.3%
	2.1%	3.4%
Zillow Group, Cl A
Common Stock	0.7%	0.7%
Total Return Swap	—	1.1%
	0.7%	1.8%

Remaining Underliers Common Stock	44.7%	44.7%

Total Common Stock & Total Return Swaps	94.3%	116.5%

Securities Sold Short, Not Yet Purchased:

Common Stock	—	-50.1%

Total, Securities Sold Short, Not Yet Purchased	—	-50.1%

*	See pages 25-27 of the Schedule of Investments, which presents a complete listing of the securities held by the Fund as of September 30, 2021.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Long/Short Opportunity Fund,
Retail Class Shares, versus the S&P 500 Index TR and the Morningstar Long/Short Equity Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2021
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class Shares	17.30%	20.41%	19.10%	12.50%	10.94%
Retail Class Shares	16.94%	20.12%	18.83%	12.29%	10.77%
S&P 500 Index TR	30.00%	15.99%	16.90%	16.63%	14.70%
Morningstar Long/Short Equity Category	15.95%	5.11%	5.92%	5.22%	4.21%

*

Fund commenced operations on March 30, 2012. The performance data quoted for periods prior to March 30, 2012 is that of the Predecessor Fund. The Predecessor Fund commenced operations on September 30, 2009. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. Performance shown for periods of one year and greater are annualized.

For periods after March 30, 2012, the returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Strategic Income Fund (Unaudited)

For the fiscal year ended September 30, 2021, the RiverPark Strategic Income Fund (the “Fund”) gained 13.59% and 13.44% on its Institutional Class Shares and Retail Class Shares, respectively, while the Bloomberg U.S. Aggregate Bond Index lost 0.90%, the Morningstar Multisector Bond Category gained 6.31%, and the Morningstar High Yield Bond Category gained 10.39%.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares gained 4.24% for the December quarter, 5.84% for the March quarter, 1.44% for the June quarter, and 1.50% in the September quarter.

The Fund realized positive contributions from six of its seven investment categories. The Fund realized a contribution to its performance of 5.25% in Buy & Hold “Money Good”, 4.79% in Other (ABS) category, 2.06% in Off the Beaten Path, 1.52% in Interest Rate Resets, 0.19% in Priority Based (Above the Fray), and 0.07% in Short Term Securities, whereas the Fund lost 0.10% in Hedges.

As of September 30, 2021, the Fund’s net assets were weighted by category as follows: 30.8% in Off The Beaten Path, 30.5% in the Buy & Hold “Money Good” category, 16.8% in Interest Rate Resets (floaters, cushion bonds), 10.4% in Other (ABS), 9.3% in the Priority Based (Above the Fray), -2.2% in Hedges, with the remaining 4.4% in cash and cash equivalents. Across all categories, 96.0% of the net assets were held in high yield securities and -0.4% was held in investment grade securities. The Fund held 212 positions as of this date, none of which were held in the Short Term Securities category.

RiverPark Strategic Income Fund seeks high current income and capital appreciation consistent with the preservation of capital by investing in investment grade and non-investment grade debt, preferred stock, convertible bonds, bank loans, high yield bonds and income producing equities that Cohanzick deems appropriate for the Fund’s investment objective. The Fund will primarily invest in both investment grade and non-investment grade “Money Good” securities, for which the enterprise value of the issuing company exceeds the value of the senior and equally ranked debt of the considered investment. The Fund expects to invest in securities that are not widely followed, which Cohanzick believes offer better returns with little or no additional credit risk.

Footnotes:

“Money Good” is a term used by the Adviser to describe debt it believes will be paid off in full under current market conditions and on a strict priority basis.

High yield and investment grade classification of securities was based on Bloomberg Composite Ratings.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Bloomberg U.S. Aggregate Bond Index is a broad-based unmanaged index of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgages pass-throughs), asset backed securities, and commercial backed securities.

The Morningstar Multisector Bond Category portfolios seek income by diversifying their assets among several fixed-income sectors, usually U.S. government obligations, U.S. corporate bonds, foreign bonds, and high-yield U.S. debt securities.

The Morningstar High Yield Bond Category portfolios seek income by diversifying their assets among several fixed-income sectors, usually U.S. government obligations, U.S. corporate bonds, foreign bonds, and high-yield U.S. debt securities.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Strategic Income Fund,
Retail Class Shares, versus the Bloomberg U.S. Aggregate Bond Index, the Morningstar Multisector
Bond Category and the Morningstar High Yield Bond Category

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2021
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date*
Institutional Class Shares	13.59%	4.71%	4.79%	4.32%
Retail Class Shares	13.44%	4.52%	4.55%	4.07%
Bloomberg U.S. Aggregate Bond Index	-0.90%	5.36%	2.94%	3.35%
Morningstar Multisector Bond Category	6.31%	4.99%	4.06%	3.90%
Morningstar High Yield Bond Category	10.39%	5.51%	5.24%	4.64%

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
9/30/13
9/30/14
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19
9/30/20
9/30/21
$14,382
$13,757
$13,580
$13,014
RiverPark Strategic Income Fund, Retail Class Shares
Bloomberg Barclays U.S. Aggregate Bond Index
Morningstar Multisector Bond Category
Morningstar High Yield Bond Category

*	Fund commenced operations on September 30, 2013.

Returns shown above are calculated assuming reinvestment of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Effective March 31, 2014, the Fund fully recaptured previously waived investment advisory fees. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

Management’s Discussion of Fund Performance and Analysis

RiverPark Floating Rate CMBS Fund (Unaudited)

For the fiscal year ended September 30, 2021, the RiverPark Floating Rate CMBS Fund (the “Fund”) gained 1.61% and 1.24% on its Institutional Class Shares and Retail Class Shares respectively, while the Bloomberg U.S. Investment-Grade CMBS Index gained 1.00% and the Bloomberg U.S. Aggregate Bond Index lost 0.90%.

The Fund strives for an attractive yield while maintaining a portfolio that is substantially comprised of floating rate CMBS investments with a weighted average maturity of less than five years. As of September 30, 2021, the weighted average coupon for the Fund was 2.70%, 100% of the Fund’s invested portfolio was in floating rate securities, and the weighted average maturity of the portfolio was 1.6 years.

Investment results for the fiscal year were not uniform across quarters. The Institutional Class Shares lost 1.32% for the December quarter, then gained 1.91% for the March quarter, 0.59% for the June quarter, and 0.46% in the September quarter.

The RiverPark Floating Rate CMBS Fund emphasizes floating rate Single Asset / Single Borrower (SASB) loans that are structured as Commercial Mortgage Backed Securities (CMBS). The RiverPark Floating Rate CMBS Fund seeks to make investments in larger ($500+ million) securitizations of income producing commercial real estate loans secured by institutional quality assets with well-regarded sponsors. The Fund emphasizes investments that have conservative credit metrics. As of September 30, 2021, all of the Fund’s investments were paying monthly coupons.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Bloomberg U.S. Investment-Grade CMBS Index measures the market of US Agency and US Non-Agency conduit and fusion CMBS deals with a minimum current deal size of $300mn.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial back securities (agency and nonagency).

Loan-to-Value Ratio (or LTV): In order to calculate the Loan-to-Value Ratio at the Fund’s level in the capital structure (also referred to as “attachment point”), the Total Loan is divided by the underlying value of the commercial real estate securing the Fund’s investment. The Loan-to-Value Ratio is important to understanding the amount of credit support that protects the Fund’s investment. For example, if the Total Loan is $200 million and the property is appraised at $400 million, then the Loan-to-Value ratio would be 50%. A lower Loan-to-Value Ratio indicates that our investment has more credit support than a loan with a higher LTV.

Weighted Average Coupon is used to determine the gross interest rates of multiple mortgages that underline the CMBS. The Weighted Average Coupon represents the average interest rate of different pools of mortgages with varying interest rates.

Index returns are for illustrative purposes only and do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Comparison of Change in the Value of a $10,000 Investment in the RiverPark Floating Rate CMBS Fund,
Retail Class Shares, versus the Bloomberg U.S. Investment-Grade CMBS Index and Bloomberg
U.S. Aggregate Bond Index

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2021
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class Shares	1.61%	-0.71%	1.31%	3.83%	4.48%
Retail Class Shares	1.24%	-1.02%	1.02%	3.68%	4.34%
Bloomberg U.S. Investment-Grade CMBS Index	1.00%	5.71%	3.36%	4.16%	4.82%
Bloomberg U.S. Aggregate Bond Index	-0.90%	5.36%	2.94%	3.01%	3.48%

*

Fund commenced operations on September 30, 2016. The performance data quoted for period prior to September 30, 2016 is that of the Predecessor Fund. The Predecessor Fund commenced operations on May 31, 2010. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. Performance shown for periods of one year and greater are annualized.

Furthermore, on November 12, 2018 the Interval Fund reorganized as an open-end mutual fund with daily liquidity. The performance data for the Retail Class Shares for periods prior to November 12, 2018, but after September 30, 2016 is that of the Institutional Class Shares adjusted to reflect the higher expense ratio applicable to the Retail Class Shares.

For periods after September 30, 2016, the returns shown above are calculated assuming reinvestments of all dividends and distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends or distributions or the redemption of shares from a fund. Returns reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than a shareholder’s original cost. Performance of the Institutional Class Shares differs due to the differences in expenses. Current performance may be lower or higher than that shown here. Unlike the Fund’s comparative benchmarks, the Fund’s total returns are reduced by its annual operating expenses. Please note that one cannot invest directly in an unmanaged index.

RiverPark Large Growth Fund September 30, 2021

Description	Shares	Value (000)
Schedule of Investments
Common Stock — 99.2%**
Communication Services – 22.1%
Alphabet, Cl A *	746	$1,994
Alphabet, Cl C *	741	1,975
Facebook, Cl A *	8,816	2,992
Pinterest, Cl A *	56,779	2,893
Snap, Cl A *	42,398	3,132
Twitter *	40,108	2,422
Walt Disney	15,018	2,541
Zillow Group, Cl A *	19,002	1,683
		19,632
Consumer Discretionary – 9.2%
Amazon.com *	1,341	4,405
Farfetch, Cl A *	43,955	1,648
NIKE, Cl B	14,159	2,056
		8,109
Financials – 11.3%
Blackstone Group, Cl A (a)	31,573	3,673
Charles Schwab	36,195	2,636
KKR	37,560	2,287
SoFi Technologies *	90,314	1,434
		10,030
Health Care – 18.1%
DexCom *	4,029	2,203
Exact Sciences *	20,092	1,918
Illumina *	5,548	2,250
Intuitive Surgical *	2,451	2,437
IQVIA Holdings *	8,899	2,132
UnitedHealth Group	5,088	1,988
Zoetis, Cl A	16,238	3,152
		16,080
Industrials – 1.8%
Uber Technologies *	35,443	1,588

Information Technology – 33.6%
Adobe *	3,232	1,861
Apple	19,010	2,690
Autodesk *	6,917	1,973
Mastercard, Cl A	5,635	1,959
Microsoft	13,808	3,893
PayPal Holdings *	8,063	2,098
RingCentral, Cl A *	8,534	1,856
ServiceNow *	3,444	2,143
Shopify, Cl A *	2,188	2,966
Snowflake, Cl A *	7,068	2,138
Square, Cl A *	8,344	2,001
Twilio, Cl A *	7,250	2,313
Visa, Cl A	8,727	1,944
		29,835
Real Estate – 3.1%
American Tower REIT, Cl A	5,351	1,420
Equinix	1,656	1,309
		2,729
Total Common Stock
(Cost $47,639) (000)		88,003

Total Investments — 99.2%
(Cost $47,639) (000)		$88,003

As of September 30, 2021, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

Percentages are based on Net Assets of $88,748 (000).
*	Non-income producing security.
**	More Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(a)	Security considered Master Limited Partnership. At September 30, 2021, these securities amounted to $3,673 (000) or 4.1% of Net Assets.

Cl — Class

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Wedgewood Fund September 30, 2021

Description	Shares	Value (000)
Schedule of Investments
Common Stock — 99.7%**
Communication Services – 21.0%
Alphabet, Cl A *	1,416	$3,786
Electronic Arts	11,880	1,690
Facebook, Cl A *	9,433	3,201
		8,677
Consumer Discretionary – 11.3%
Booking Holdings *	376	892
Starbucks	11,847	1,307
Tractor Supply	12,111	2,454
		4,653
Financials – 9.0%
First Republic Bank	7,113	1,372
Progressive	14,810	1,339
S&P Global	2,380	1,011
		3,722
Health Care – 10.2%
Edwards Lifesciences *	26,155	2,961
UnitedHealth Group	3,193	1,248
		4,209
Industrials – 7.4%
Copart *	12,348	1,713
Old Dominion Freight Line	4,604	1,317
		3,030
Information Technology – 40.8%
Apple	17,145	2,426
CDW	12,095	2,201
Keysight Technologies *	10,633	1,747
Microsoft	7,870	2,219
Motorola Solutions	12,715	2,954
PayPal Holdings *	8,339	2,170
Taiwan Semiconductor Manufacturing ADR	13,582	1,516
Visa, Cl A	7,228	1,610
		16,843
Total Common Stock
(Cost $24,697) (000)		41,134

Total Investments — 99.7%
(Cost $24,697) (000)		$41,134

As of September 30, 2021, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

Percentages are based on Net Assets of $41,273 (000).
*	Non-income producing security.
**	More Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl — Class

ADR — American Depository Receipt

The accompanying notes are an integral part of the financial statements.

RiverPark Short Term High Yield Fund September 30, 2021

Description	Face Amount (000)‡		Value (000)
Schedule of Investments
Corporate Obligations — 57.5%
Communication Services — 21.9%
Altice France
7.375%, 05/01/26 (a)		54,229	$56,342
C&W Senior Financing DAC
7.500%, 10/15/26 (a)		9,310	9,667
CCO Holdings
4.000%, 03/01/23 (a)		19,569	19,685
Cogent Communications Group
5.375%, 03/01/22 (a)		19,127	19,247
CSC Holdings
6.750%, 11/15/21		43,544	43,707
DISH DBS
5.875%, 07/15/22		23,034	23,742
Level 3 Financing
5.375%, 05/01/25		21,148	21,630
Linkem
6.000%, VAR Euribor 3 Month + 6.000%, 08/09/22 (a)	EUR	27,399	31,862
Lumen Technologies
5.800%, 03/15/22		22,110	22,558
Meredith
6.500%, 07/01/25		9,460	10,139
			258,579
Consumer Discretionary — 5.4%
Ashton Woods USA
9.875%, 04/01/27 (a)		415	465
Caesars Resort Collection
5.250%, 10/15/25 (a)		12,954	13,147
Foot Locker
8.500%, 01/15/22		18,309	18,783
Ford Motor Credit
3.813%, 10/12/21		24,619	24,662
0.999%, VAR ICE LIBOR USD 3 Month + 0.880%, 10/12/21		3,246	3,246
Hilton Grand Vacations Borrower
6.125%, 12/01/24		3,949	4,102
			64,405
Consumer Staples — 5.2%
B&G Foods
5.250%, 04/01/25		11,000	11,276
Cooke Omega Investments
8.500%, 12/15/22 (a)		10,282	10,501
Fresh Market
9.750%, 05/01/23 (a)		34,458	35,535
Safeway
4.750%, 12/01/21		4,544	4,585
			61,897
Financials — 7.3%
Donnelley Financial Solutions
8.250%, 10/15/24		1,326	1,363
Rocket Mortgage
5.250%, 01/15/28 (a)		79,000	85,221
Starwood Property Trust
5.000%, 12/15/21		322	323
			86,907
Health Care — 5.4%
Jaguar Holding II
4.625%, 06/15/25 (a)		29,488	30,668
Surgery Center Holdings
6.750%, 07/01/25 (a)		7,006	7,137
Trulieve Cannabis
9.750%, 06/18/24		24,789	26,431
			64,236
Industrials — 4.9%
Altera Shuttle Tankers
7.125%, 08/15/22		4,000	4,025
Grinding Media
7.375%, 12/15/23 (a)		37,364	38,111
Hawaiian Airlines Pass-Through Certificates, Ser 2013-1, Cl B
4.950%, 01/15/22		4,017	4,013
Icahn Enterprises
6.750%, 02/01/24		11,700	11,861
			58,010
Information Technology — 4.0%
NortonLifeLock
3.950%, 06/15/22		14,625	14,814
Nuance Communications
5.625%, 12/15/26		17,825	18,471

The accompanying notes are an integral part of the financial statements.

RiverPark Short Term High Yield Fund September 30, 2021

Description	Face Amount (000)‡ / Shares	Value (000)
Sprint Communications
11.500%, 11/15/21	13,496	$13,665
		46,950
Materials — 1.1%
Ball
5.000%, 03/15/22	2,576	2,627
Crown Americas
4.500%, 01/15/23	8,725	9,163
LSB Industries
9.625%, 05/01/23 (a)	1,310	1,366
		13,156
Real Estate — 2.3%
Uniti Group
7.125%, 12/15/24	26,280	26,871

Total Corporate Obligations
(Cost $680,788) (000)		681,011

Special Purpose Acquisition Companies — 12.3%
Common Stock— 12.3%
Diversified Financials — 12.3%
890 5th Avenue Partners, Cl A *	931,571	9,232
ACE Convergence Acquisition, Cl A *	970,942	9,622
Aldel Financial, Cl A *	220,096	2,221
Alkuri Global Acquisition, Cl A *	395,338	3,942
Alpha Partners Technology Merger *	676,540	6,691
Altimar Acquisition II, Cl A *	814,243	8,020
Aurora Acquisition, Cl A	8,900	89
Austerlitz Acquisition I, Cl A *	1,021,124	10,150
AxonPrime Infrastructure Acquisition *	440,000	4,356
Capstar Special Purpose Acquisition, Cl A *	13,721	136
Cartesian Growth, Cl A *	376,849	3,720
CITIC Capital Acquisition, Cl A *	100,000	997
Decarbonization Plus Acquisition II, Cl A *	289,231	2,860
dMY Technology Group IV, Cl A	200,000	1,982
Foresight Acquisition, Cl A *	369,075	3,639
G Squared Ascend I, Cl A *	110,000	1,085
GigCapital4 *	230,849	2,276
Golden Path Acquisition *	164,598	1,631
Gores Metropoulos II, Cl A *	325,239	3,213
Highland Transcend Partners I, Cl A	451,153	4,475
ION Acquisition 2, Cl A *	150,000	1,487
Leo Holdings III, Cl A *	242,976	2,415
Live Oak Acquisition II, Cl A *	1,360,949	13,582

Description	Shares/ Face Amount (000)‡	Value (000)
M3-Brigade Acquisition II, Cl A *	143,007	$1,417
Magnum Opus Acquisition, Cl A *	287,097	2,839
Motive Capital, Cl A *	150,000	1,485
Novus Capital II, Cl A *	424,362	4,201
Pioneer Merger, Cl A *	50,000	497
SCVX *	140,745	1,398
Seaport Global Acquisition, Cl A *	139,624	1,406
Seven Oaks Acquisition, Cl A *	860,576	8,546
Tailwind Acquisition, Cl A *	299,640	2,930
Thayer Ventures Acquisition, Cl A *	144,675	1,463
Thimble Point Acquisition, Cl A *	1,285,729	12,780
Virtuoso Acquisition, Cl A	68,918	683
VPC Impact Acquisition Holdings III, Cl A *	400,000	3,964
Yellowstone Acquisition, Cl A *	215,100	2,183
Yucaipa Acquisition, Cl A	231,387	2,286
		145,899
Total Special Purpose Acquisition Companies
(Cost $145,460) (000)		145,899

Commercial Paper — 7.1%
Communication Services — 1.7%
Rogers Communication
0.210%, 12/23/21 (b)	20,000	19,991

Consumer Discretionary — 1.8%
General Motors
0.320%, 11/22/21 (b)	15,120	15,112
0.300%, 10/27/21 (b)	6,636	6,635
		21,747
Health Care — 1.3%
Viatris
0.450%, 12/01/21 (b)	15,000	14,990

Industrials — 0.6%
ITT
0.170%, 11/30/21 (b)	7,654	7,649

Materials — 1.7%
Glencore Funding
0.240%, 11/03/21 (b)	20,000	19,994

Total Commercial Paper
(Cost $84,374) (000)		84,371

The accompanying notes are an integral part of the financial statements.

RiverPark Short Term High Yield Fund September 30, 2021

Description	Face Amount (000)‡/ Shares	Value (000)
Trade Claims — 2.0%
Energy — 2.0%
Brazos Electric Power *(d)	25,659	$23,093

Total Trade Claims
(Cost $23,253) (000)		23,093

Convertible Bond — 1.5%
Energy — 1.5%
Ship Finance International CV to 65.8012
5.750%, 10/15/21	17,252	17,404

Total Convertible Bond
(Cost $17,267) (000)		17,404

Preferred Stock — 0.1%
Real Estate — 0.1%
National Retail Properties
5.200%	69,983	1,754

Total Preferred Stock
(Cost $1,755) (000)		1,754

Bank Loan Obligations — 17.1%
Building Materials — 1.5%
Forterra Finance, LLC, Replacement Term Loan
4.000%, VAR LIBOR + 0.030%, 10/25/23	17,707	17,693

Consumer Discretionary — 1.9%
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
3.500%, VAR LIBOR + 0.025%, 03/01/24	10,643	10,630
Golden Nugget Online Gaming, Inc., 2020 Initial Term Loan, 1st Lien
13.000%, VAR LIBOR + 0.120%, 10/04/23	10,957	11,833
		22,463
Health Care — 5.6%
Mallinckrodt International, 1st Lien
0.000%, 02/28/22 (c)	45,578	44,575

Description	Face Amount (000)‡	Value (000)
Parexel International, Term Loan B, 1st Lien
2.834%, 09/27/24 (c)	21,882	$21,864
		66,439
Industrials — 1.9%
Syncreon Group, Term Loan, 1st Lien
7.000%, 04/01/25	22,302	22,414

Publishing — 1.7%
Meredith Corporation, Tranche B-3 Term Loan, 1st Lien
5.250%, VAR LIBOR + 0.043%, 01/31/25	4,124	4,206
Meredith, Term loan
2.584%, 01/31/25	15,980	15,939
		20,145
Telecommunications — 4.5%
Intelsat Jackson Holdings S.A., DIP Facility, 1st Lien
4.750%, 07/13/22 (c)	32,775	32,775
Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan
8.000%, 11/27/23 (c)	4,829	4,882
Intelsat Jackson Holdings, Term Loan B-4
8.750%, 01/02/24 (c)	2,738	2,777
Intelsat Jackson Holdings, Term Loan B-5
6.625%, 01/02/24 (c)	12,217	12,390
		52,824
Total Bank Loan Obligations
(Cost $202,550) (000)		201,978

Total Investments — 97.6%
(Cost $1,155,447) (000)		$1,155,510

A list of the open forward foreign currency contracts held by the Fund at September 30, 2021, is as follows (000):

Counterparty	Maturity Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation
Brown Brothers Harriman	10/06/21	EUR	27,808	USD	32,945	$733
						$733

The accompanying notes are an integral part of the financial statements.

RiverPark Short Term High Yield Fund September 30, 2021

The following is a list of the inputs used as of September 30, 2021 in valuing the Fund’s investments and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$681,011	$—	$681,011
Special Purpose Acquisition Companies	145,899	—	—	145,899
Commercial Paper	—	84,371	—	84,371
Trade Claims	—	—	23,093	23,093
Convertible Bond	—	17,404	—	17,404
Preferred Stock	1,754	—	—	1,754
Bank Loan Obligations	—	201,978	—	201,978
Total Investments in Securities	$147,653	$984,764	$23,093	$1,155,510

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$733	$—	$733
Total Other Financial Instruments	$—	$733	$—	$733

*	Forward contracts are valued at the unrealized appreciation on the instrument. See Note 2 in Notes to Financial Statements for additional information.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value (000):

	Trade Claims	Totals
Beginning balance as of October 1, 2020	$—	$—
Change in unrealized appreciation/ (depreciation)	(160)	(160)
Realized gain/(loss)	(7)	(7)
Purchases	28,555	28,555
Sales	(5,295)	(5,295)
Transfer into Level 3	—	—
Transfer out of Level 3	—	—
Ending balance as of September 30, 2021	$23,093	$23,093
Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(160)	$(160)

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

‡	In U.S. Dollar unless otherwise indicated.
Percentages are based on Net Assets of $1,184,514 (000).
*	Non-income producing security.
(a)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees. At September 30, 2021, these securities amounted to $358,953 (000) or 30.3% of Net Assets.

(b)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at the time purchase.
(c)	Unsettled bank loan. Interest rate may not be available.
(d)	Level 3 security in accordance with fair value hierarchy.

Cl — Class

CV — Convertible Security

DAC — Designated Activity Company

EUR — Euro

EURIBOR— Euro London Interbank Offered Rate

ICE — Intercontinental Exchange

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

USD — U.S. Dollar

VAR— Variable Rate

Unfunded commitments as of September 30, 2021:

Asset Type	Symbol	Description	Unfunded Commitment (000)
Special Purpose Acquisition Companies	APTMF	Alpha Partners Technology Merger Founder Shares	$ 451
Special Purpose Acquisition Companies	APMIF	AxonPrime Infrastructure Acquisition Founder Shares	1,452
Total Unfunded Commitments			$ 1,903

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2021. The following disclosures also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Assets	Fair Value at September 30, 2021 (000)	Valuation Technique	Unobservable Input	Range (Weighted Average)
Trade Claims Brazos Electric Power	$ 23,093	Transactions Method	Offered Quotes	90 - 92

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

The accompanying notes are an integral part of the financial statements.

RiverPark Long/Short Opportunity Fund September 30, 2021

Description	Shares	Value (000)
Schedule of Investments
Common Stock — 94.3%**
Communication Services – 21.8%
Alphabet, Cl A *(a)	4,966	$13,277
Alphabet, Cl C *(a)	4,951	13,196
Facebook, Cl A *(a)	50,014	16,974
Pinterest, Cl A *(a)	296,991	15,132
Snap, Cl A *	334,630	24,719
Twitter *	269,497	16,275
Walt Disney (a)	64,981	10,993
Zillow Group, Cl A *(a)	43,493	3,852
		114,418
Consumer Discretionary – 8.2%
Amazon.com *(a)	7,721	25,364
Farfetch, Cl A *(a)	210,673	7,896
NIKE, Cl B (a)	65,554	9,520
		42,780
Financials – 10.7%
Blackstone Group, Cl A (b) (c)	218,014	25,364
KKR	368,003	22,404
SoFi Technologies *	517,723	8,221
		55,989
Health Care – 19.2%
DexCom *(a)	25,134	13,745
Exact Sciences *(a)	159,714	15,245
Illumina *(a)	33,991	13,787
Intuitive Surgical *(a)	9,927	9,869
IQVIA Holdings *	76,361	18,291
UnitedHealth Group (a)	23,334	9,118
Zoetis, Cl A	107,403	20,851
		100,906
Industrials – 3.3%
Blade Air Mobility *	600,780	6,248
Uber Technologies *(a)	242,277	10,854
		17,102
Information Technology – 28.2%
Adobe *(a)	17,526	10,090
Apple	135,578	19,184
Autodesk *(a)	18,731	5,341
Mastercard, Cl A (a)	20,679	7,190
Microsoft	85,086	23,988
PayPal Holdings *	54,764	14,250
RingCentral, Cl A *	63,483	13,807
ServiceNow *(a)	22,874	14,234
Shopify, Cl A *(a)	10,081	13,668
Square, Cl A *(a)	20,467	4,909
Twilio, Cl A *(a)	36,603	11,678
Visa, Cl A (a)	25,568	5,695
WM Technology *	277,296	4,021
		148,055
Real Estate – 2.9%
American Tower REIT, Cl A	27,525	7,306
Equinix REIT	9,809	7,750
		15,056
Total Common Stock
(Cost $326,346) (000)		494,306

Total Investments — 94.3%
(Cost $326,346) (000)		$494,306

The accompanying notes are an integral part of the financial statements.

RiverPark Long/Short Opportunity Fund September 30, 2021

A list of open swap agreements held by the Fund at September 30, 2021 was as follows:

Equity Swap Agreements
Company Reference	Counterparty	Receive (Pay)	Payment Frequency	Termination Date	Notional Amount (000)	Value (000)	Net Unrealized Appreciation/ (Depreciation) (000)†
Activision Blizzard	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	08/23/2022	$(7,165)	$(6,502)	$663
Adobe	Goldman Sachs International	USD-LIBOR-BBA	Maturity	02/24/2022	2,582	3,261	679
Alphabet, Class A	Goldman Sachs International	USD-LIBOR-BBA	Maturity	10/13/2021	251	439	188
Alphabet, Class C	Goldman Sachs International	USD-LIBOR-BBA	Maturity	10/13/2021	247	427	180
Amazon.com	Goldman Sachs International	USD-LIBOR-BBA	Maturity	09/28/2022	2,737	2,725	(12)
Aramark	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	08/23/2022	(5,373)	(5,255)	118
AT&T	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	04/05/2022	(5,608)	(5,575)	33
Autodesk	Goldman Sachs International	USD-LIBOR-BBA	Maturity	11/30/2021	7,045	7,459	414
Boston Properties	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	06/21/2022	(5,307)	(5,188)	119
Campbell Soup	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	03/18/2022	(5,782)	(5,431)	351
Capri	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	08/23/2022	(3,773)	(3,881)	(108)
Cerner	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	07/06/2022	(4,092)	(3,733)	359
Charles Schwab	Goldman Sachs International	USD-LIBOR-BBA	Maturity	03/02/2022	12,454	17,508	5,054
Chegg	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	06/15/2022	(5,367)	(4,558)	809
Church & Dwight	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	09/28/2022	(5,490)	(5,413)	77
Coca-Cola Company	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	03/10/2022	(3,567)	(3,769)	(202)
Colgate-Palmolive	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	09/28/2022	(5,502)	(5,367)	135
Dexcom	Goldman Sachs International	USD-LIBOR-BBA	Maturity	05/25/2022	393	518	125
Discovery, Class A	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	08/31/2022	(5,450)	(4,807)	643
Edgewell Personal Care Company	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	09/28/2022	(5,681)	(4,872)	809
Electronic Arts	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	08/23/2022	(5,347)	(5,378)	(31)
Exact Sciences	Goldman Sachs International	USD-LIBOR-BBA	Maturity	05/09/2022	505	357	(148)
Facebook, Class A	Goldman Sachs International	USD-LIBOR-BBA	Maturity	09/28/2022	3,116	2,874	(242)
Farfetch Limited, Class A	Goldman Sachs International	USD-LIBOR-BBA	Maturity	05/11/2022	2,038	1,491	(547)
Federal Realty Investment Trust	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	03/18/2022	(3,687)	(4,102)	(415)
Five Below	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	08/23/2022	(3,865)	(3,726)	139
Flex	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	03/10/2022	(6,949)	(6,696)	253
Fox	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	03/18/2022	(4,827)	(5,874)	(1,047)
Gap	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	05/18/2022	(7,352)	(5,411)	1,941
General Mills	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	11/30/2021	(5,261)	(5,497)	(236)
Harley-Davidson	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	05/18/2022	(6,692)	(6,046)	646
HP	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	06/21/2022	(6,082)	(5,223)	859
Illumina	Goldman Sachs International	USD-LIBOR-BBA	Maturity	02/15/2022	1,022	1,108	86
Intuitive Surgical	Goldman Sachs International	USD-LIBOR-BBA	Maturity	04/07/2022	3,874	5,385	1,511
Iron Mountain	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	05/18/2022	(4,734)	(5,453)	(719)
J. M. Smucker Company	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	03/04/2022	(5,280)	(5,606)	(326)
Kellogg Company	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	11/30/2021	(5,368)	(5,726)	(358)
Keurig Dr Pepper	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	03/10/2022	(3,998)	(4,346)	(348)
Kimberly-Clark	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	09/28/2022	(5,444)	(5,251)	193
Kimco Realty	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	03/10/2022	(3,637)	(4,097)	(460)
Kraft Heinz	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	08/02/2022	(6,025)	(5,727)	298
Kroger Company	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	03/04/2022	(3,013)	(3,749)	(736)
Lumen Technologies	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	03/04/2022	(5,366)	(5,886)	(520)
Macy’S	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	09/28/2022	(5,693)	(5,795)	(102)
Mastercard Incorporated, Class A	Goldman Sachs International	USD-LIBOR-BBA	Maturity	05/09/2022	10,499	9,903	(596)
Mondelez International	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	12/14/2021	(3,976)	(4,260)	(284)
New York Times, Class A	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	03/14/2022	(5,734)	(6,052)	(318)
Nielsen PLC	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	03/10/2022	(5,940)	(5,103)	837
Nike, Class B	Goldman Sachs International	USD-LIBOR-BBA	Maturity	09/27/2022	2,939	2,518	(421)
Ollie’s Bargain Outlet	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	08/23/2022	(5,646)	(3,869)	1,777
Peloton Interactive, Class A	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	04/27/2022	(8,040)	(6,848)	1,192
Pepsico	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	03/10/2022	(3,585)	(3,943)	(358)
Pinterest, Class A	Goldman Sachs International	USD-LIBOR-BBA	Maturity	05/09/2022	5,237	4,644	(593)
Procter & Gamble Company	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	09/28/2022	(5,509)	(5,370)	139

The accompanying notes are an integral part of the financial statements.

RiverPark Long/Short Opportunity Fund September 30, 2021

Equity Swap Agreements
Company Reference	Counterparty	Receive (Pay)	Payment Frequency	Termination Date	Notional Amount (000)	Value (000)	Net Unrealized Appreciation/ (Depreciation) (000)†
Regency Centers	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	03/10/2022	$(4,724)	$(5,465)	$(741)
Servicenow	Goldman Sachs International	USD-LIBOR-BBA	Maturity	05/17/2022	438	493	55
Shopify, Class A	Goldman Sachs International	USD-LIBOR-BBA	Maturity	05/23/2022	5,143	6,070	927
Simon Property Group	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	08/16/2022	(5,223)	(5,342)	(119)
Siteone Landscape Supply	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	08/23/2022	(3,884)	(4,610)	(726)
Snowflake, Class A	Goldman Sachs International	USD-LIBOR-BBA	Maturity	05/11/2022	8,848	13,351	4,503
Square, Class A	Goldman Sachs International	USD-LIBOR-BBA	Maturity	03/09/2022	8,409	8,578	169
Stericycle	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	08/23/2022	(5,489)	(5,508)	(19)
Sysco	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	08/23/2022	(5,028)	(5,476)	(448)
Tapestry	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	08/23/2022	(3,752)	(3,653)	99
Twilio, Class A	Goldman Sachs International	USD-LIBOR-BBA	Maturity	02/15/2022	3,136	2,822	(314)
Uber Technologies	Goldman Sachs International	USD-LIBOR-BBA	Maturity	05/09/2022	1,815	1,410	(405)
Under Armour, Class A	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	08/23/2022	(4,693)	(4,824)	(131)
United Rentals	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	08/23/2022	(3,725)	(4,317)	(592)
Unitedhealth Group	Goldman Sachs International	USD-LIBOR-BBA	Maturity	03/03/2022	2,800	3,185	385
Verizon Communications	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	05/24/2022	(5,700)	(5,436)	264
VF Corporation	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	08/23/2022	(3,690)	(3,255)	435
Visa, Class A	Goldman Sachs International	USD-LIBOR-BBA	Maturity	09/27/2022	7,641	7,265	(376)
Vornado Realty Trust	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	03/10/2022	(5,379)	(5,568)	(189)
Walmart	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	05/18/2022	(5,200)	(5,206)	(6)
Walt Disney Company	Goldman Sachs International	USD-LIBOR-BBA	Maturity	05/09/2022	7,310	6,539	(771)
Yum Brands	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	08/23/2022	(3,684)	(3,934)	(250)
Zillow Group, Class A	Goldman Sachs International	USD-LIBOR-BBA	Maturity	04/20/2022	7,460	5,727	(1,733)
Zoom Video Communications, Class A	Goldman Sachs International	USD-Federal Funds-H.15	Maturity	04/27/2022	(3,816)	(3,138)	678
							$12,195

The following is a list of the inputs used as of September 30, 2021 in valuing the Fund’s investments and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$494,306	$—	$—	$494,306
Total Investments in Securities	$494,306	$—	$—	$494,306

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Swaps‡
Appreciation	$—	$28,142	$—	$28,142
Depreciation	—	(15,947)	—	(15,947)
Total Other Financial Instruments	$—	$12,195	$—	$12,195

‡	Equity Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

Percentages are based on Net Assets of $524,225 (000).
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
†	Inclusive of accrued dividends and interest related to Total Return Swaps.
(a)	Underlying security for a Total Return Swap.
(b)	This security or a partial position of this security has been committed as collateral for Total Return Swaps. The aggregate market value of the collateral as of September 30, 2021 was $25,364(000).
(c)	Security considered Master Limited Partnership. At September 30, 2021, these securities amounted to $25,364 (000) or 4.8% of Net Assets.

Cl — Class

BBA — British Bankers’ Association

LIBOR — London Interbank Offered Rate

REIT — Real Estate Investment Trust

USD — United States Dollar

Amounts designated as “— “ are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2021

Description		Face Amount (000)‡	Value (000)
Schedule of Investments
Corporate Obligations — 49.8%
Communication Services — 5.0%
Connect Finco SARL
6.750%, 10/01/26 (a)		4,471	$4,684
Getty Images
9.750%, 03/01/27 (a)		280	299
Linkem
6.000%, VAR Euribor 3 Month + 6.000%, 08/09/22 (a)	EUR	4,675	5,436
			10,419
Consumer Discretionary — 6.1%
99 Escrow Issuer
7.500%, 01/15/26 (a)		4,501	4,113
Anagram International
15.000%cash/ 0%PIK, 08/15/25 (a)		1,609	1,828
Diamond Sports Group
12.750%, 12/01/26 (a)		2,272	1,630
FXI Holdings
12.250%, 11/15/26 (a)		1,639	1,863
Georg Jensen
6.000%, VAR Euribor 3 Month + 6.000%, 05/15/23	EUR	500	583
Hercules Achievement
9.000%, VAR ICE LIBOR USD 3 Month + 8.000%, 12/22/24 (a)		554	555
Jacktel
10.000%, 12/04/23 (a)		1,831	458
10.000%, 12/04/23		514	516
Lifefit Group Midco GmbH
7.500%, VAR Euribor 3 Month + 7.500%, 07/26/23	EUR	1,160	1,307
			12,853
Consumer Staples — 3.7%
Chobani
7.500%, 04/15/25 (a) (b)		2,591	2,699
Fresh Market
9.750%, 05/01/23 (a)		3,549	3,660
Grieg Seafood
3.930%, VAR NIBOR 3 Month + 3.400%, 06/25/25 (a)	NOK	6,500	742
Leroy Seafood Group
3.350%, 09/17/31	NOK	5,000	561
			7,662
Energy — 6.2%
GAC Holdco
12.000%, 08/15/25		1	1,395
Martin Midstream Partners
11.500%, 02/28/25 (a)		1,838	1,909
10.000%, 02/29/24 (a)		3,457	3,568
PBF Logistics
6.875%, 05/15/23		1,769	1,727
Rockpoint Gas Storage Canada
7.000%, 03/31/23 (a)		4,302	4,372
Sanjel
0.000%, 12/19/69 (c) (d) (e) (f)		2,700	—
0.000%, 12/29/69 (c) (d) (f)		101	—
0.000%, 12/29/69 (c) (d) (f)		101	—
0.000%, 12/29/69 (c) (d) (f)		101	—
0.000%, 12/29/69 (c) (d) (f)		101	—
0.000%, 12/29/69 (c) (d) (f)		101	—
0.000%, 12/29/69 (c) (d) (f)		101	—
0.000%, 12/29/69 (c) (d) (f)		101	—
0.000%, 06/19/70 (c) (d) (f)		101	—
			12,971
Financials — 5.2%
Aker Horizons
3.590%, VAR NIBOR 3 Month + 3.250%, 08/15/25	NOK	12,500	1,416
Donnelley Financial Solutions
8.250%, 10/15/24		679	698
Hunt
5.250%, 04/15/29 (a)		2,829	2,776
LR Global Holding GmbH
7.250%, VAR Euribor 3 Month + 7.250%, 02/03/25	EUR	1,445	1,755
StoneX Group
8.625%, 06/15/25 (a) (b)		3,653	3,932

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2021

Description		Face Amount (000)‡	Value (000)
VNV Global
5.750%, 10/04/22	SEK	2,250	$265
			10,842
Health Care — 0.8%
Surgery Center Holdings
6.750%, 07/01/25 (a)		1,600	1,630

Industrials — 9.3%
Hawaiian Airlines Pass-Through Certificates, Ser 2013-1, Cl B
4.950%, 01/15/22		301	300
Hawaiian Airlines Pass-Through Certificates, Ser 2013-1, Cl A
3.900%, 01/15/26		4,464	4,391
Icahn Enterprises
5.250%, 05/15/27		2,749	2,861
IEA Energy Services
6.625%, 08/15/29 (a)		4,912	4,873
INNOVATE
8.500%, 02/01/26 (a) (b)		5,813	5,791
SGL TransGroup International
11.500%, 09/06/25	EUR	300	347
StorCentric Peleus Insurance Co
5.875%, 02/19/23 (a)		844	845
			19,408
Information Technology — 8.9%
Dell International
7.125%, 06/15/24 (a)		4,069	4,167
Diebold Nixdorf
8.500%, 04/15/24		2,863	2,929
DUO Bidco
5.240%, VAR NIBOR 3 Month + 5.000%, 04/12/26	NOK	4,589	537
Elastic
4.125%, 07/15/29 (a)		369	371
LINK Mobility Group Holding
3.375%, 12/15/25	EUR	4,500	5,225
MicroStrategy
6.125%, 06/15/28 (a)		5,202	5,261

Description		Face Amount (000)‡/ Shares	Value (000)
NortonLifeLock
5.000%, 04/15/25 (a)		233	$237
			18,727
Materials — 4.6%
Briggs & Stratton
6.875%, 02/15/21 (f)		67	5
Copper Mountain Mining
8.000%, 04/09/26 (a)		4,728	4,964
Modex
8.170%, VAR NIBOR 3 Month + 7.750%, 03/02/26	NOK	9,200	1,124
Tacora Resources
8.250%, 05/15/26 (a)		3,411	3,481
			9,574
Total Corporate Obligations
(Cost $106,484) (000)			104,086

Special Purpose Acquisition Companies — 15.5%
Common Stock— 15.5%
Diversified Financials — 15.5%
Adit EdTech Acquisition *		13,586	132
Alkuri Global Acquisition, Cl A *		13,586	135
Alpha Partners Technology Merger *		46,103	456
Anzu Special Acquisition I, Cl A *		23,739	230
Athlon Acquisition, Cl A *		13,586	133
Atlantic Avenue Acquisition, Cl A *		117,481	1,151
Authentic Equity Acquisition, Cl A *		13,586	132
AxonPrime Infrastructure Acquisition *		80,000	792
Berenson Acquisition Founder Shares *		12,570	—
Berenson Acquisition I *		165,918	1,636
BGP Acquisition, Cl A *		82,036	775
Bite Acquisition *		17,030	166
Carney Technology Acquisition II, Cl A *		200,449	1,958
Cartesian Growth, Cl A *		46,189	456

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2021

Description	Shares	Value (000)
Cascade Acquisition, Cl A *	50,126	$500
Cerberus Telecom Acquisition *	31,668	317
CF Acquisition IV, Cl A *	27,235	265
CF Acquisition VI *	27,466	267
Chardan NexTech Acquisition 2 *	1,086	11
Churchill Capital V, Cl A *	9,218	90
Clarim Acquisition, Cl A *	25,893	255
Cohn Robbins Holdings, Cl A *	18,189	179
COVA Acquisition, Cl A *	13,586	132
DHB Capital, Cl A *	5,295	51
Disruptive Acquisition I, Cl A *	38,088	370
DPCM Capital *	28,465	278
EJF Acquisition, Cl A *	30,285	299
Empowerment & Inclusion Capital I, Cl A *	25,567	250
EQ Health Acquisition, Cl A *	13,586	133
Equity Distribution Acquisition, Cl A *	35,502	349
Executive Network Partnering, Cl A *	27,853	274
Fintech Evolution Acquisition Group, Cl A *	13,586	132
Forum Merger IV, Cl A *	33,205	324
G Squared Ascend II, Cl A *	36,871	361
G&P Acquisition, Cl A *	14,087	139
Galata Acquisition *	71,161	704
Global Consumer Acquisition *	92,876	918
Global Partner Acquisition II, Cl A *	16,501	160
Golden Falcon Acquisition, Cl A *	51,001	497
Hamilton Lane Alliance Holdings I, Cl A *	31,337	304
Healthcare Services Acquisition, Cl A *	13,586	132
Ignyte Acquisition *	13,586	133
Isleworth Healthcare Acquisition *	30,282	298
Itiquira Acquisition, Cl A *	13,586	132
Jack Creek Investment, Cl A *	13,586	132
KINS Technology Group, Cl A *	31,314	311
LMF Acquisition Opportunities, Cl A *	8,757	88
Mason Industrial Technology, Cl A *	277,191	2,700
Noble Rock Acquisition, Cl A *	8,833	86
North Atlantic Acquisition, Cl A *	13,586	133
Oaktree Acquisition II, Cl A *	33,720	330
Omnichannel Acquisition, Cl A *	233,921	2,316
One Equity Partners Open Water I, Cl A *	25,590	249
Oyster Enterprises Acquisition, Cl A *	13,586	132
Parabellum Acquisition *	360,624	3,595
Parabellum Acquisition Founder Shares *	16,028	—
Peridot Acquisition II, Cl A *	23,488	228
Pershing Square Tontine Holdings, Cl A *	9,000	177
Pontem, Cl A *	3,197	31
PWP Forward Acquisition I, Cl A *	7,776	75
RMG Acquisition III, Cl A *	27,407	267
RXR Acquisition *	3,782	37
Seven Oaks Acquisition, Cl A *	22,979	228
Silver Crest Acquisition, Cl A *	13,586	134
StoneBridge Acquisition *	1,427	14
Stratim Cloud Acquisition *	51,763	506
Tailwind International Acquisition, Cl A *	38,400	372
Tailwind Two Acquisition, Cl A *	38,624	376
Tech and Energy Transition, Cl A *	15,353	150
Tekkorp Digital Acquisition, Cl A *	70,000	687
Thimble Point Acquisition, Cl A *	18,869	188
Tishman Speyer Innovation II, Cl A *	47,169	462
Vector Acquisition II, Cl A *	194,509	1,896
Zanite Acquisition, Cl A *	7,101	72
		32,378

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2021

Description	Number of Warrants	Value (000)
Warrant— 0.0%
Diversified Financials — 0.0%
Anzu Special Acquisition I
01/03/28 *#	8	$5
Clarim Acquisition, Cl A
11.500%, 01/03/28 *	9	5
DHB Capital, Cl A
11.500%, 03/18/28 *	2	1
Empowerment & Inclusion Capital I, Cl A
11.500%, 01/03/28 *	6	4
G Squared Ascend II
01/03/27 *#	12	8
Galata Acquisition, Cl A
01/03/29 *#	36	16
Noble Rock Acquisition, Cl A
01/03/28 *#	3	2
PWP Forward Acquisition I, Cl A
03/12/26 *#	2	1
Stratim Cloud Acquisition
03/08/26 *#	17	11
Tailwind International Acquisition
11.500%, 03/04/28 *	13	9
		62
Total Special Purpose Acquisition Companies
(Cost $32,211) (000)		32,440

Common Stock — 6.9%
Consumer Discretionary — 0.9%
Appvion * (c) (e)	109,300	1,787

Energy — 1.3%
Crestwood Equity Partners LP (g)	11,224	319
Magellan Midstream Partners LP (g)	10,100	460
Superior Energy Services *(C)	45,294	1,948
		2,727
Financials — 0.1%
Rescap Liquidating Trust *	311,918	203

Description	Shares/ Face Amount (000)‡	Value (000)
Health Care — 1.3%
Intercure *	392,808	$2,709

Industrials — 1.6%
Redwire *	122,000	1,175
Rocket Lab USA *	127,112	2,050
View *	16,700	90
		3,315
Information Technology — 0.0%
Latch *	3,241	36
MarketWise *	1,779	15
		51
Materials — 1.2%
Barrick Gold	22,800	411
RA Parent * (c) (e)	56	2,187
		2,598
Real Estate — 0.5%
Alpine Income Property Trust	22,472	413
CTO Realty Growth	10,209	549
		962
Total Common Stock
(Cost $16,025) (000)		14,352

Convertible Bonds — 4.2%
Communication Services — 0.5%
DISH Network CV to 15.3429
3.375%, 08/15/26	1,101	1,147

Health Care — 2.8%
Inotiv CV to 21.7162
3.250%, 10/15/27	1,207	1,179
Tilray CV to 5.9735
5.000%, 10/01/23	1,067	1,053
UpHealth CV to 93.8967
6.250%, 06/15/26 (a)	4,592	3,680
		5,912
Industrials — 0.9%
Uber Technologies CV to 12.3701
0.000%, 12/15/25 (a) (d)	1,836	1,795

Total Convertible Bonds
(Cost $9,879) (000)		8,854

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2021

Description	Shares/ Number of Warrants	Value (000)
Preferred Stock — 2.9%
Energy — 0.6%
NGL Energy Partners LP
9.000%(g)	86,510	$1,206

Financials — 0.1%
Federal Home Loan Mortgage
5.100%	37,004	117
Federal National Mortgage Association
8.250% (h)	32,023	83
		200
Industrials — 0.1%
WESCO International
10.625%	8,200	257

Real Estate — 2.1%
CTO Realty Growth
6.375%	37,004	950
Gladstone Commercial
6.000%	18,500	501
Gladstone Land
5.000%	80,601	2,084
Monmouth Real Estate Investment
6.125%	34,298	865
		4,400
Total Preferred Stock
(Cost $5,908) (000)		6,063

Trade Claims — 2.5%
Energy — 2.5%
Brazos Electric Power *(C)	5,778	5,200

Total Trade Claims
(Cost $5,236) (000)		5,200

Warrants — 0.0%
Energy — 0.0%
Mcdermott International * (c) (e)
Expires 6/30/2027, Strike Price $12.33	258,269	3
Mcdermott International * (c) (e)
Expires 6/30/2027, Strike Price $15.98	286,965	—
		3

Description	Number of Warrants/ Face Amount (000)‡	Value (000)
Health Care — 0.0%
Alliance HealthCare Services, Strike Price $15.00 #*	224	$—
GemmaCert
Expires 5/19/2024, Strike Price $7.608 (c)	21,135	—

Total Warrants
(Cost $153) (000)		3

Bank Loan Obligations — 14.7%
Consumer Discretionary — 4.2%
First Brands Group, LLC, Initial Term Loan, 2nd Lien
9.500%, VAR LIBOR + 8.500%, 03/30/28	3,393	3,419
Golden Nugget Online Gaming, Inc., 2020 Initial Term Loan, 1st Lien
13.000%, VAR LIBOR + 0.120%, 10/04/23	2,416	2,609
Rising Tide, Term Loan, Inital Term Loan, 2nd Lien
9.000%, VAR LIBOR + 8.250%, 06/01/29	2,786	2,793
		8,821
Energy — 0.3%
Quaternorth Energy Hold, Term Loan, 2nd Lien
8.000%, 08/27/26 (h)	611	611

Financials — 3.5%
JZ Capital Partners, Term Loans, 1st Lien
16.000%, 6/12/22 (c) (e) (h)	6,232	6,232
Lealand Finance Company B.V., Take-Back Term Loan
4.092%, VAR LIBOR + 4.000%, 06/30/25	2,252	1,004
		7,236

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2021

Description	Face Amount (000)‡	Value (000)
Health Care — 4.1%
ABB/Con-Cise Optical Group LLC, Initial Term Loan, 1st Lien
6.000%, VAR LIBOR + 5.000%, 06/15/23	213	$205
GemmaCert, Term Loan
9.000%, 05/19/24 (c) (e) (h)	402	402
Mallinckrodt International, 1st Lien
0.000%, 02/28/22 (i)	8,106	7,928
		8,535
Materials — 2.6%
Elevate Textiles, Inc., Initial Term Loan, 2nd Lien
5.145%, 05/01/24 (h)	1,141	1,097
Pixelle Specialty Solutions, LLC, Initial Term Loan, 1st Lien
7.500%, VAR LIBOR + 6.500%, 10/31/24	3,310	3,302
Real Alloy Holding, Term Loan, 1st Lien
11.000%, VAR LIBOR 0.000%, 12/31/49 (c) (e)	1,098	1,098
		5,497
Total Bank Loan Obligations
(Cost $31,439) (000)		30,700

Total Investments — 96.5%
(Cost $207,335) (000)		$201,698

Schedule of Securities Sold Short, Not Yet Purchased
Corporate Obligations — (2.2)%
Consumer Staples — (1.5)%
Conagra Brands
7.125%, 10/01/26	(1,000)	$(1,246)
Kraft Heinz Foods
3.000%, 06/01/26	(1,863)	(1,964)
		(3,210)
Financials — (0.5)%
FS Energy and Power Fund
7.500%, 08/15/23 (a)	(1,060)	(1,104)

Description	Face Amount (000)‡/Shares	Value (000)
Health Care — (0.2)%
McKesson
3.950%, 02/16/28	(280)	$(315)

Total Corporate Obligations
(Proceeds $4,309) (000)		(4,629)

Exchange-Traded Fund — (1.9)%
iShares iBoxx High Yield Corporate Bond ETF	(45,574)	(3,987)

Total Exchange-Traded Fund
(Proceeds $3,991) (000)		(3,987)

Common Stock — (0.3)%
Energy — (0.2)%
Crestwood Equity Partners LP(g)	(10,987)	(312)

Industrials — (0.1)%
GFL Environmental	(6,600)	(245)

Information Technology — 0.0%
Latch*	(7,000)	(79)

Total Common Stock
(Proceeds $318) (000)		(636)

Total Securities Sold Short, Not Yet Purchased
(Proceeds $8,618) (000)		$(9,252)

Written Options — (0.1)%(j)
Total Written Options
(Premiums Received $441) (000)		$(274)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2021, is as follows (000):

Counterparty	Maturity Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	10/06/21	EUR	12,761	USD	15,118	$336
Brown Brothers Harriman	10/06/21	USD	587	NOK	5,038	(10)
Brown Brothers Harriman	10/06/21	SEK	2,342	USD	273	5
Brown Brothers Harriman	10/06/21	NOK	43,424	USD	5,012	45
Brown Brothers Harriman	10/06/21	ILS	1,669	USD	520	3
						$379

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2021

A list of the open option contracts held by the Fund at September 30, 2021 was as follows (000):

Description	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
WRITTEN OPTIONS — (0.1)%
Put Options
iShares iBoxx High Yield Corporate Bond ETF*	(354)	$(3,097)	$86.00	10/15/21	$(6)
Call Options
Defiance Next Gen SPAC Derived ETF*	(159)	$(364)	$24.00	11/19/21	$(7)
iShares iBoxx High Yield Corporate Bond ETF*	(4)	(35)	87.00	10/15/21	—
iShares iBoxx High Yield Corporate Bond ETF*	(177)	(1,549)	88.00	11/22/21	(3)
Redwire*	(24)	(23)	12.50	02/18/22	(4)
Redwire*	(305)	(294)	12.50	10/15/21	(6)
Redwire*	(153)	(147)	12.50	11/19/21	(9)
Redwire*	(397)	(382)	10.00	10/15/21	(24)
Rocket Lab USA*	(62)	(100)	20.00	10/15/21	(2)
Rocket Lab USA*	(24)	(37)	10.00	10/15/21	(14)
Rocket Lab USA*	(93)	(150)	15.00	10/15/21	(15)
Rocket Lab USA*	(62)	(100)	16.00	01/21/22	(19)
Rocket Lab USA*	(155)	(250)	16.00	10/15/21	(20)
Rocket Lab USA*	(37)	(60)	11.00	01/21/22	(20)
Rocket Lab USA*	(93)	(150)	10.00	01/21/22	(58)
Rocket Lab USA*	(279)	(450)	14.00	10/15/21	(67)
		(4,091)			(268)
Total Written Options
(Premiums Received $441) (000)		$(7,188)			$(274)

The following is a list of the inputs used as of September 30, 2021 in valuing the Fund’s investments, securities sold short, not yet purchased, and other financial instruments carried at value (000), in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$104,086	$—	$104,086
Special Purpose Acquisition Companies	32,123	317	—	32,440
Common Stock	8,227	203	5,922	14,352
Convertible Bonds	—	8,854	—	8,854
Preferred Stock	6,063	—	—	6,063
Trade Claims	—	—	5,200	5,200
Warrants	—	—	3	3
Bank Loan Obligations	—	22,968	7,732	30,700
Total Investments in Securities	$46,413	$136,428	$18,857	$201,698

Securities Sold Short, Not Yet Purchased	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$(4,629)	$—	$(4,629)
Exchange-Traded Fund	(3,987)	—	—	(3,987)
Common Stock	(636)	—	—	(636)
Total Securities Sold Short, Not Yet Purchased	$(4,623)	$(4,629)	$—	$(9,252)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Written Options	$(274)	$—	$—	$(274)
Forwards Contracts*
Unrealized Appreciation	—	389	—	389
Unrealized Depreciation	—	(10)	—	(10)
Total Other Financial Instruments	$(274)	$379	$—	$105

*	Forward contracts are valued at the unrealized appreciation (depreciation) on the instrument. See Note 2 in Notes to Financial Statements for additional information.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value (000):

	Corporate Obligation	Special Purpose Acquisition Companies	Common Stock	Trade Claims	Warrants
Beginning balance as of October 1, 2020	$—	$—	$4,226	$1,970	$57
Change in unrealized appreciation/ (depreciation)	—	—	3,655	(361)	(54)
Realized gain/(loss)	—	—	(903)	267	—
Purchases	—	—	3,626	5,236	—
Sales	—	—	(4,682)	(1,912)	—
Transfer into Level 3	—	—	—	—	—
Transfer out of Level 3	—	—	—	—	—
Ending balance as of September 30, 2021	$—	$—	$5,922	$5,200	$3
Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$—	$3,655	$(361)	$(54)

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2021

	Bank Loan Obligations	Written Options	Totals
Beginning balance as of October 1, 2020	$1,211	$(127)	$7,337
Change in unrealized appreciation/ (depreciation)	—	—	3,240
Realized gain/(loss)	—	—	(636)
Purchases	7,708	—	16,570
Sales	(1,187)	127	(7,654)
Transfer into Level 3	—	—	—
Transfer out of Level 3	—	—	—
Ending balance as of September 30, 2021	$7,732	$—	$18,857
Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$—	$3,240

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2021. The following disclosures also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Assets	Fair Value at September 30, 2021 (000)	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Special Purpose Acquisition Companies Berenson Acquisition Founder Shares	$ —	Transactions Methods	Recent Transactions	$0 - $0.004
Common Stock Appvion	1,787	Multiples, Comparables and Transactions Methods	Recent Sale Price EBITDA Multiple	$16.35 on 8/9/21 5.2x - 9.1x 7.4x
Common Stock RA Parent	2,187	Multiples, Comparables and Transactions Methods	Offered Quotes EBITDA Multiple	$36,500 - $41,500 5.2x - 7.2x 6.5x
Common Stock Superior Energy Services	1,948	Transactions Method	Offered Quotes	$43 - $45
Trade Claims Brazos Electric Power	5,200	Transactions Method	Offered Quotes	90 - 92
Bank Loan Obligations JZ Capital Partners	6,232	Transactions Method	Consistent Repayment Private assets; in excess of current debt	—
Bank Loan Obligations Real Alloy	1,098	Transactions and Multiples Methods	Recent Repayment Net Leverage	9% at 100 1.8x EBITDA
Bank Loan Obligations GemmaCert, 9.0%, 05/19/24	402	Transactions Method	Loan Agreement secured by assets Cost	— $100
Warrants GemmaCert, Expires 05/19/24, Strike Price $7.608	—	Transactions Method	Loan Agreement secured by assets Cost	— $100
Warrants McDermott International Warrants, Strike prices of 12.33 & 15.98, Expires 6/30/27	3	Transactions Method	Offered Quotes	0.01 on 12.33 Strike; 0.0008 on 15.98 Strike

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Percentages are based on Net Assets of $209,067 (000).
*	Non-income producing security.
‡	In U.S. Dollar unless otherwise indicated.
#	Expiration Date and or Strike Price not available.
(a)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees. At September 30, 2021, these securities amounted to $80,514 (000) or 38.5% of Net Assets.

(b)

This security or partial position of this security has been committed as collateral for open short positions and option contracts. The aggregate market value of the collateral as of September 30, 2021 was $12,422 (000).

(c)	Level 3 security in accordance with fair value hierarchy.
(d)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at the time purchase.

The accompanying notes are an integral part of the financial statements.

RiverPark Strategic Income Fund September 30, 2021

(e)	Securities considered illiquid. The total value of such securities as of September 30, 2021 was $11,709 (000) and represented 5.6% of Net Assets.
(f)	Security in default on interest payments.
(g)	Security considered Master Limited Partnership. At September 30, 2021, these securities amounted to $1,673 (000) or 0.8% of Net Assets.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(i)	Unsettled bank loan. Interest rate may not be available.
(j)	Refer to table below for details on Options Contracts.

CAD — Canadian Dollar

Cl — Class

CV — Convertible Security

ETF — Exchange Traded Fund

EUR — Euro

EURIBOR — Euro London Interbank Offered Rate

ICE — Intercontinental Exchange

ILS — Israeli New Shekels

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

NIBOR — Norwegian Interbank Offered Rate

NOK — Norway

PIK — Payment-in-Kind

SEK — Swedish Krona

Ser — Series

SPAC — Special Purpose Acquisitions Corporations

USD — U.S. Dollar

VAR — Variable Rate

Unfunded commitments as of September 30, 2021:

Asset Type	Symbol	Description	Unfunded Commitment (000)
Special Purpose Acquisition Companies	APTMF	Alpha Partners Technology Merger Founder Shares	$86
Special Purpose Acquisition Companies	APMIF	AxonPrime Infrastructure Acquisition Founder Shares	48
Corporate Obligations	BUZZ7	Buzzfeed, 7.000%, 09/30/26	5,400
Special Purpose Acquisition Companies	LOKB.R	Live Oak Acquisition Corp II - Restricted	2,457
Bank Loan Obligations	N/A	Gray Television Term Loan 0.00%, 8/3/22	5,176
Total Unfunded Commitments			$13,167

The accompanying notes are an integral part of the financial statements.

RiverPark Floating Rate CMBS Fund September 30, 2021

Description	Face Amount (000)	Value (000)
Schedule of Investments
Commercial Mortgage-Backed Securities — 99.3% (a)
Non-Agency Mortgage-Backed Obligation — 99.3%
BX Commercial Mortgage Trust, Ser 2021-MFM1, Cl G
3.984%, VAR ICE LIBOR USD 1 Month + 3.900%, 01/15/34	$250	$250
BX Commercial Mortgage Trust, Ser 2020-FOX, Cl E
3.684%, VAR ICE LIBOR USD 1 Month + 3.600%, 11/15/32	2,893	2,899
BX Commercial Mortgage Trust, Ser 2020-VKNG, Cl G
3.334%, VAR ICE LIBOR USD 1 Month + 3.250%, 10/15/37	1,700	1,703
BX Commercial Mortgage Trust, Ser 2021-MFM1, Cl F
3.084%, VAR ICE LIBOR USD 1 Month + 3.000%, 01/15/34	1,000	1,006
BX Commercial Mortgage Trust, Ser VOLT, Cl F
2.500%, VAR ICE LIBOR USD 1 Month + 2.400%, 09/15/36	1,500	1,502
BX Commercial Mortgage Trust, Ser 2021-SOAR, Cl F
2.434%, VAR ICE LIBOR USD 1 Month + 2.350%, 06/15/38	2,000	2,006
BX Commercial Mortgage Trust, Ser 2019-XL, Cl G
2.384%, VAR ICE LIBOR USD 1 Month + 2.300%, 10/15/36	1,971	1,976
BX Commercial Mortgage Trust, Ser 2021-MFM1, Cl E
2.334%, VAR ICE LIBOR USD 1 Month + 2.250%, 01/15/34	1,000	1,001
BX Commercial Mortgage Trust, Ser 20108-IND, Cl G
2.134%, VAR ICE LIBOR USD 1 Month + 2.050%, 11/15/35	1,960	1,965
BX Commercial Mortgage Trust, Ser 2020-BXLP, Cl F
2.084%, VAR ICE LIBOR USD 1 Month + 2.000%, 12/15/36	1,816	1,818
BX Commercial Mortgage Trust, Ser 2021-VINO, Cl E
2.036%, VAR ICE LIBOR USD 1 Month + 1.952%, 05/15/38	1,500	1,502
BX Commercial Mortgage Trust, Ser 2018-BIOA, Cl E
2.035%, VAR ICE LIBOR USD 1 Month + 1.951%, 03/15/37	2,000	1,999
BX Trust, Ser 2019-MMP, Cl C
1.534%, VAR ICE LIBOR USD 1 Month + 1.450%, 08/15/36	995	991
CAMB Commercial Mortgage Trust, Ser 2019-LIFE, Cl G
3.334%, VAR ICE LIBOR USD 1 Month + 3.250%, 12/15/37	2,660	2,665
Cold Storage Trust, Ser 2020-ICE5, Cl F
3.576%, VAR ICE LIBOR USD 1 Month + 3.492%, 11/15/37	2,949	2,964
Credit Suisse Mortgage Capital Cartificates, Ser 2020-UNFI, Cl A
4.168%, 12/15/22 (b)	3,000	3,010
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl F
2.734%, VAR ICE LIBOR USD 1 Month + 2.650%, 05/15/36	3,780	3,785
DBGS Mortgage Trust, Ser 20108-BIOD, Cl E
1.784%, VAR ICE LIBOR USD 1 Month + 1.700%, 05/15/35	1,856	1,859
JP Morgan Chase Commercial Mortgage Securities, Ser 2021-MHC, Cl E
2.534%, VAR ICE LIBOR USD 1 Month + 2.450%, 04/15/38	1,300	1,302
KKR Industrial Portfolio Trust, Ser 2020-AIP, Cl E
2.710%, VAR ICE LIBOR USD 1 Month + 2.626%, 03/15/37	2,314	2,316

The accompanying notes are an integral part of the financial statements.

RiverPark Floating Rate CMBS Fund September 30, 2021

Description	Face Amount (000)	Value (000)
KKR Industrial Portfolio Trust, Ser 2021-KDIP, Cl F
2.134%, VAR ICE LIBOR USD 1 Month + 2.050%, 12/15/37	$2,500	$2,503
MSCG Trust, Ser 2018-SELF, Cl D
1.734%, VAR ICE LIBOR USD 1 Month + 1.650%, 10/15/37	2,000	2,000
Morgan Stanley Capital I Trust, Ser 2017-CLS, Cl F
2.684%, VAR ICE LIBOR USD 1 Month + 2.600%, 11/15/34	1,764	1,765
OGP Trust, Ser 2021-CLS, Cl F
2.175%, 10/15/36	1,000	997

Total Commercial Mortgage-Backed Securities
(Cost $45,064) (000)		45,784

Total Investments — 99.3%
(Cost $45,528) (000)		$45,784

As of September 30, 2021, all of the Fund’s investments were considered Level 2 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

Percentages are based on Net Assets of $46,093 (000).
(a)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees. At September 30, 2021, these securities amounted to $45,784 (000) or 99.3% of Net Assets.

(b)	This position is a one-month LIBOR floating rate commercial mortgage-backed security that is subject to a floor of 0.50%.

Cl — Class

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

Ser — Series

USD — United States Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000) September 30, 2021

	RiverPark Large Growth Fund	Wedgewood Fund	RiverPark Short Term High Yield Fund
Assets:
Investments in Securities, at Value (Note 2)	$88,003	$41,134	$1,155,510
Deposits with Brokers for Securities Sold Short, Not Yet Purchased	—	—	30
Cash and Cash Equivalents	814	616	100,578
Foreign Currency (Note 2)	—	—	487
Receivable for Dividend and Interest Income	11	14	11,504
Receivable for Capital Shares Sold	3	8	2,317
Receivable for Investment Securities Sold	—	—	48,511
Unrealized Appreciation on Forward Foreign Currency Contracts	—	—	733
Prepaid Expenses	25	23	114
Total Assets	88,856	41,795	1,319,784
Liabilities:
Payable for Capital Shares Redeemed	1	473	4,127
Income Distribution Payable	—	—	65
Payable for Investment Securities Purchased	—	—	129,947
Payable Due to Adviser (Note 4)	50	23	635
Payable Due to Shareholder Servicing Agent (Note 4)	23	8	37
Payable Due to Administrative Services, Institutional Class Shares (Note 4)	8	7	207
Payable Due to Administrative Services, Retail Class Shares (Note 4)	6	1	8
Payable Due to Administrator (Note 4)	4	2	54
Primer Broker Fee	—	—	5
Chief Compliance Officer Fees Payable (Note 4)	—	—	3
Other Accrued Expenses	16	8	182
Total Liabilities	108	522	135,270
Net Assets	$88,748	$41,273	$1,184,514
Net Assets Consist of:
Paid-in Capital	$38,600	$19,910	$1,213,855
Total Distributable Earnings/(Loss)	50,148	21,363	(29,341)
Net Assets	$88,748	$41,273	$1,184,514
Investments in Securities, at Cost	$47,639	$24,697	$1,155,447
Foreign Currency, at Cost	—	—	487
Net Assets - Institutional Class Shares(1)	$39,488,949	$30,901,650	$1,118,493,518
Net Assets - Retail Class Shares(1)	$49,259,052	$10,371,829	$66,020,088
Institutional Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	1,115,417	5,268,961	115,667,515
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	1,433,445	1,912,691	6,853,590
Institutional Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Institutional Class Shares	$35.40	$5.86	$9.67
Retail Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Retail Class Shares	$34.36	$5.42	$9.63

(1)	Shares and Net Assets have not been rounded.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000) September 30, 2021

	RiverPark Long/Short Opportunity Fund	RiverPark Strategic Income Fund	RiverPark Floating Rate CMBS Fund
Assets:
Investments in Securities, at Value (Note 2)	$494,306	$201,698	$45,784
Deposits with Brokers for Securities Sold Short, Not Yet Purchased	—	9,318	—
Cash and Cash Equivalents	16,656	8,868	1,334
Foreign Currency (Note 2)	—	83	—
Swaps Contracts, at Value (Note 2)	28,142	—	—
Receivable for Capital Shares Sold	2,732	266	3
Receivable for Dividend and Interest Income	54	2,048	52
Receivable for Investment Securities Sold	—	4,340	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	389	—
Prepaid Expenses	59	38	19
Total Assets	541,949	227,048	47,192
Liabilities:
Swaps Contracts, at value (Note 2)	15,947	—	—
Payable for Capital Shares Redeemed	852	272	22
Securities Sold Short, Not Yet Purchased (Note 2)	—	9,252	—
Income Distribution Payable	—	27	33
Written Options, at Value (Note 2)	—	274	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	10	—
Payable for Investment Securities Purchased	—	7,930	998
Payable Due to Adviser (Note 4)	671	113	24
Payable Due to Administrative Services, Institutional Class Shares (Note 4)	89	34	6
Payable Due to Shareholder Servicing Agent (Note 4)	31	19	—
Payable Due to Administrative Services, Retail Class Shares (Note 4)	17	—	—
Payable Due to Administrator (Note 4)	2	10	2
Chief Compliance Officer Fees Payable (Note 4)	1	1	—
Other Accrued Expenses	114	39	14
Total Liabilities	17,724	17,981	1,099
Net Assets	$524,225	$209,067	$46,093
Net Assets Consist of:
Paid-in Capital	$370,829	$277,554	$72,741
Total Distributable Earnings/(Loss)	153,396	(68,487)	(26,648)
Net Assets	$524,225	$209,067	$46,093
Investments in Securities, at Cost	$326,346	$207,335	$45,528
Foreign Currency, at Cost	—	83	—
Securities Sold Short, Not Yet Purchased, Proceeds	—	8,618	—
Written Options, Premiums Received	—	441	—
Net Assets - Institutional Class Shares(1)	$452,886,284	$195,996,923	$44,527,205
Net Assets - Retail Class Shares(1)	$71,338,409	$13,070,459	$1,566,084
Institutional Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	23,276,731	21,004,059	4,986,764
Retail Class Shares:
Outstanding Shares of Beneficial Interest(1)
(Unlimited Authorization — No Par Value)	3,718,082	1,400,206	175,781
Institutional Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Institutional Class Shares	$19.46	$9.33	$8.93
Retail Class Shares:
Net Asset Value, Offering and Redemption
Price Per Share — Retail Class Shares	$19.19	$9.33	$8.91

(1)	Shares and Net Assets have not been rounded.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) For the Year Ended September 30, 2021

	RiverPark Large Growth Fund	Wedgewood Fund	RiverPark Short Term High Yield Fund
Investment Income:
Dividends	$266	$282	$632
Dividends from Master Limited Partnerships	99	—	—
Interest	—	—	26,502
Foreign Taxes Withheld	—	(3)	—
Total Investment Income	365	279	27,134
Expenses:
Investment Advisory Fees (Note 4)	534	268	6,203
Shareholder Service Fees(1) (Note 4)	112	25	178
Administrative Services Fee, Retail Class Shares (Note 4)	57	11	76
Administrator Fees (Note 4)	45	23	528
Administrative Services Fee, Institutional Class Shares (Note 4)	32	24	901
Trustees’ Fees (Note 4)	5	3	60
Chief Compliance Officer Fees (Note 4)	3	1	26
Registration Fees	38	39	58
Transfer Agent Fees	25	12	287
Professional Fees	8	2	85
Printing Fees	5	5	54
Custodian Fees	2	2	24
Prime Broker Fee	—	—	60
Insurance and Other Fees	10	6	118
Total Expenses	876	421	8,658
Net Expenses	876	421	8,658
Net Investment Income (Loss)	(511)	(142)	18,476
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) From:
Investments	11,076	5,570	(2,952)
Forward Foreign Currency Contracts	—	—	18
Foreign Currency Transactions	—	—	57
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	11,013	6,841	3,230
Forward Foreign Currency Contracts	—	—	579
Foreign Currency Transactions	—	—	(5)
Net Realized and Unrealized Gain	22,089	12,411	927
Net Increase in Net Assets Resulting from Operations	$21,578	$12,269	$19,403

(1)	Attributable to Retail Class Shares only.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) For the Year Ended September 30, 2021

	RiverPark Long/Short Opportunity Fund	RiverPark Strategic Income Fund	RiverPark Floating Rate CMBS Fund
Investment Income:
Dividends	$1,380	$712	$—
Dividends from Master Limited Partnerships	785	—	—
Interest	2	11,694	2,877
Foreign Taxes Withheld	—	(2)	—
Total Investment Income	2,167	12,404	2,877
Expenses:
Investment Advisory Fees (Note 4)	7,272	1,318	569
Administrative Services Fee, Institutional Class Shares (Note 4)	377	212	71
Administrator Fees (Note 4)	268	112	49
Shareholder Service Fees(1) (Note 4)	189	29	6
Administrative Services Fee, Retail Class Shares (Note 4)	107	1	4
Trustees’ Fees (Note 4)	30	14	8
Chief Compliance Officer Fees (Note 4)	13	6	3
Transfer Agent Fees	154	61	29
Registration Fees	66	45	43
Professional Fees	62	13	8
Printing Fees	34	—	—
Custodian Fees	11	13	2
Dividend and Interest Expense	1	527	—
Insurance and Other Fees	50	52	37
Total Expenses	8,634	2,403	829
Fees Waived by Adviser (Note 4)	(23)	—	(77)
Net Expenses	8,611	2,403	752
Net Investment Income (Loss)	(6,444)	10,001	2,125
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) From:
Investments	38,172	2,674	(18,013)
Purchased Options	—	(113)	—
Written Options	(6,279)	459	—
Securities Sold Short, Not Yet Purchased	—	(1,249)	—
Swap Contracts	(41,889)	—	—
Forward Foreign Currency Contracts	—	(172)	—
Foreign Currency Transactions	18	45	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	81,753	12,934	11,126
Purchased Options	—	59	—
Written Options	—	15	—
Securities Sold Short, Not Yet Purchased	—	(126)	—
Swap Contracts	4,168	—	—
Forward Foreign Currency Contracts	—	255	—
Foreign Currency Transactions	—	(2)	—
Net Realized and Unrealized Gain (Loss)	75,943	14,779	(6,887)
Net Increase (Decrease) in Net Assets Resulting from Operations	$69,499	$24,780	$(4,762)

(1)	Attributable to Retail Class Shares only.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	RiverPark Large Growth Fund		Wedgewood Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
Operations:
Net Investment Loss	$(511)	$(251)	$(142)	$(179)
Net Realized Gain from Investments	11,076	5,299	5,570	38,479
Net Change in Unrealized Appreciation (Depreciation) on Investments	11,013	13,341	6,841	(22,380)
Net Increase in Net Assets Resulting from Operations	21,578	18,389	12,269	15,920

Distributions:
Institutional Class Shares	(2,175)	(2,725)	(16,497)	(31,620)
Retail Class Shares	(2,740)	(3,279)	(5,068)	(4,021)
Total Distributions to Shareholders	(4,915)	(6,004)	(21,565)	(35,641)
Capital Share Transactions:
Institutional Class Shares:
Shares Issued	2,440	1,380	6,589	49,014
Shares Issued as Reinvestment of Distributions	2,165	2,713	15,879	20,487
Shares Redeemed	(2,061)	(5,370)	(17,789)	(98,254)
Net Increase (Decrease) in Net Assets from Institutional Class Shares Transactions	2,544	(1,277)	4,679	(28,753)
Retail Class Shares:
Shares Issued	10,626	4,641	1,625	3,079
Shares Issued as Reinvestment of Distributions	2,666	3,128	4,976	3,577
Shares Redeemed	(7,845)	(9,090)	(3,641)	(7,697)
Net Increase (Decrease) in Net Assets from Retail Class Shares Transactions	5,447	(1,321)	2,960	(1,041)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,991	(2,598)	7,639	(29,794)
Net Increase (Decrease) in Net Assets	24,654	9,787	(1,657)	(49,515)
Net Assets:
Beginning of year	64,094	54,307	42,930	92,445
End of year	$88,748	$64,094	$41,273	$42,930
Shares Issued and Redeemed:
Institutional Class Shares:
Shares Issued	75	58	953	5,272
Shares Issued as Reinvestment of Distributions	71	127	3,400	2,906
Shares Redeemed	(61)	(251)	(3,087)	(12,972)
Net Increase (Decrease) in Institutional Class Shares	85	(66)	1,266	(4,794)
Retail Class Shares:
Shares Issued	330	203	278	334
Shares Issued as Reinvestment of Distributions	90	150	1,149	526
Shares Redeemed	(242)	(429)	(714)	(1,037)
Net Increase (Decrease) in Retail Class Shares	178	(76)	713	(177)
Net Increase (Decrease) in Share Transactions	263	(142)	1,979	(4,971)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	RiverPark Short Term High Yield Fund		RiverPark Long/Short Opportunity Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
Operations:
Net Investment Income (Loss)	$18,476	$17,044	$(6,444)	$(1,891)
Net Realized Loss from Investments, Forward Foreign Currency Contracts, Foreign Currency Transactions, Written Options and Swap Contracts	(2,877)	(11,034)	(9,978)	(7,753)
Net Change in Unrealized Appreciation on Investments, Forward Foreign Currency Contracts, Foreign Currency Transactions and Swap Contracts	3,804	786	85,921	71,886
Net Increase in Net Assets Resulting from Operations	19,403	6,796	69,499	62,242

Distributions:
Institutional Class Shares	(16,920)	(15,677)	—	(8,769)
Retail Class Shares	(1,233)	(722)	—	(456)
Total Distributions to Shareholders	(18,153)	(16,399)	—	(9,225)
Capital Share Transactions:
Institutional Class Shares:
Shares Issued	807,752	282,536	254,270	238,156
Shares Issued as Reinvestment of Distributions	15,422	14,646	—	8,749
Shares Redeemed	(359,682)	(411,952)	(165,102)	(65,504)
Net Increase (Decrease) in Net Assets from Institutional Class Shares Transactions	463,492	(114,770)	89,168	181,401
Retail Class Shares:
Shares Issued	30,217	50,240	55,859	74,186
Shares Issued as Reinvestment of Distributions	1,204	702	—	451
Shares Redeemed	(31,530)	(15,809)	(59,484)	(23,868)
Net Increase (Decrease) in Net Assets from Retail Class Shares Transactions	(109)	35,133	(3,625)	50,769
Net Increase (Decrease) in Net Assets from Capital Share Transactions	463,383	(79,637)	85,543	232,170
Net Increase (Decrease) in Net Assets	464,633	(89,240)	155,042	285,187
Net Assets:
Beginning of year	719,881	809,121	369,183	83,996
End of year	$1,184,514	$719,881	$524,225	$369,183
Shares Issued and Redeemed:
Institutional Class Shares:
Shares Issued	83,507	29,241	13,876	16,001
Shares Issued as Reinvestment of Distributions	1,595	1,515	—	751
Shares Redeemed	(37,179)	(42,681)	(8,967)	(4,739)
Net Increase (Decrease) in Institutional Class Shares	47,923	(11,925)	4,909	12,013
Retail Class Shares:
Shares Issued	3,137	5,224	3,115	5,173
Shares Issued as Reinvestment of Distributions	125	73	—	39
Shares Redeemed	(3,273)	(1,643)	(3,323)	(1,608)
Net Increase (Decrease) in Retail Class Shares	(11)	3,654	(208)	3,604
Net Increase (Decrease) in Share Transactions	47,912	(8,271)	4,701	15,617

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	RiverPark Strategic Income Fund		RiverPark Floating Rate CMBS Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
Operations:
Net Investment Income	$10,001	$12,735	$2,125	$8,688
Net Realized Gain (Loss) from Investments, Forward Foreign Currency Contracts, Foreign Currency Transactions, Purchased Options, Written Options and Securities Sold Short, Not Yet Purchased	1,644	(10,421)	(18,013)	(8,920)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts, Foreign Currency Transactions, Purchased Options, Written Options and Securities Sold Short, Not Yet Purchased	13,135	(7,400)	11,126	(10,778)
Net Increase (Decrease) in Net Assets Resulting from Operations	24,780	(5,086)	(4,762)	(11,010)

Distributions:
Institutional Class Shares	(8,645)	(11,667)	(2,053)	(8,580)
Retail Class Shares	(496)	(691)	(54)	(103)
Return of Capital:
Institutional Class Shares	—	—	—	(8)
Retail Class Shares	—	—	—	—
Total Distributions to Shareholders	(9,141)	(12,358)	(2,107)	(8,691)
Capital Share Transactions:
Institutional Class Shares:
Shares Issued	68,560	86,631	5,588	220,880
Shares Issued as Reinvestment of Distributions	8,248	11,211	1,810	8,270
Shares Redeemed	(73,417)	(184,580)	(289,884)	(66,904)
Net Increase (Decrease) in Net Assets from Institutional Class Shares Transactions	3,391	(86,738)	(282,486)	162,246
Retail Class Shares:
Shares Issued	5,985	2,820	1,143	9,588
Shares Issued as Reinvestment of Distributions	476	659	54	103
Shares Redeemed	(4,753)	(10,378)	(3,490)	(8,372)
Net Increase (Decrease) in Net Assets from Retail Class Shares Transactions	1,708	(6,899)	(2,293)	1,319
Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,099	(93,637)	(284,779)	163,565
Net Increase (Decrease) in Net Assets	20,738	(111,081)	(291,648)	143,864
Net Assets:
Beginning of year	188,329	299,410	337,741	193,877
End of year	$209,067	$188,329	$46,093	$337,741
Shares Issued and Redeemed:
Institutional Class Shares:
Shares Issued	7,510	10,001	624	24,180
Shares Issued as Reinvestment of Distributions	913	1,292	203	906
Shares Redeemed	(8,097)	(21,483)	(32,851)	(7,262)
Net Increase (Decrease) in Institutional Class Shares	326	(10,190)	(32,024)	17,824
Retail Class Shares:
Shares Issued	648	326	129	1,110
Shares Issued as Reinvestment of Distributions	53	76	6	11
Shares Redeemed	(520)	(1,203)	(390)	(923)
Net Increase (Decrease) in Retail Class Shares	181	(801)	(255)	198
Net Increase (Decrease) in Share Transactions	507	(10,991)	(32,279)	18,022

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year For the Years Ended September 30,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions of Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
RiverPark Large Growth Fund
Institutional Class Shares
2021	$28.43	$(0.16)	$9.24	$9.08	$—	$(2.11)	$(2.11)
2020	22.61	(0.07)	8.44	8.37	—	(2.55)	(2.55)
2019	25.45	— (2)	(0.05)	(0.05)	—	(2.79)	(2.79)
2018	22.61	0.04	4.79	4.83	(0.01)	(1.98)	(1.99)
2017	18.41	0.08	4.22	4.30	(0.10)	—	(0.10)
Retail Class Shares
2021	$27.73	$(0.25)	$8.99	$8.74	$—	$(2.11)	$(2.11)
2020	22.17	(0.14)	8.25	8.11	—	(2.55)	(2.55)
2019	25.08	(0.06)	(0.06)	(0.12)	—	(2.79)	(2.79)
2018	22.36	(0.02)	4.72	4.70	—	(1.98)	(1.98)
2017	18.20	0.02	4.18	4.20	(0.04)	—	(0.04)
Wedgewood Fund
Institutional Class Shares
2021	$8.33	$(0.02)	$1.84	$1.82	$—	$(4.29)	$(4.29)
2020	9.12	(0.02)	2.07	2.05	—	(2.84)	(2.84)
2019	19.91	(0.01)	(1.38)	(1.39)	—	(9.40)	(9.40)
2018	18.95	(0.08)	3.97	3.89	—	(2.93)	(2.93)
2017	16.82	(0.01)	2.17	2.16	(0.03)	—	(0.03)
Retail Class Shares
2021	$8.01	$(0.03)	$1.73	$1.70	$—	$(4.29)	$(4.29)
2020	8.89	(0.04)	2.00	1.96	—	(2.84)	(2.84)
2019	19.71	(0.04)	(1.38)	(1.42)	—	(9.40)	(9.40)
2018	18.83	(0.12)	3.93	3.81	—	(2.93)	(2.93)
2017	16.72	(0.04)	2.15	2.11	—	—	—

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Year	Total Return*	Net Assets, End of Period (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Total Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$35.40	33.14%	$39,489	0.91%	0.91%	(0.46)%	36%
28.43	40.78	29,296	0.93	0.93	(0.30)	53
22.61	2.18	24,786	0.95	0.95	0.00	58
25.45	22.68	24,197	0.95	0.95	0.16	35
22.61	23.47	18,451	0.93	0.93	0.39	13

$34.36	32.73%	$49,259	1.20%	1.20%	(0.76)%	36%
27.73	40.38	34,798	1.23	1.23	(0.59)	53
22.17	1.91	29,521	1.23	1.23	(0.27)	58
25.08	22.34	31,457	1.23	1.23	(0.11)	35
22.36	23.15	28,823	1.22	1.22	0.08	13

$5.86	34.93%	$30,901	0.95%	0.95%	(0.27)%	16%
8.33	28.14	33,324	0.86	0.86	(0.23)	75
9.12	2.63	80,209	0.86	0.86	(0.07)	28
19.91	22.69	232,068	0.92	0.92	(0.41)	21
18.95	12.85	558,476	0.85	0.85	(0.03)	31

$5.42	34.66%	$10,372	1.24%	1.24%	(0.56)%	16%
8.01	27.74	9,606	1.13	1.13	(0.51)	75
8.89	2.34	12,236	1.13	1.13	(0.34)	28
19.71	22.37	29,275	1.15	1.15	(0.65)	21
18.83	12.62	42,956	1.08	1.08	(0.20)	31

*	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(1)	Per share data was calculated using average shares for the period.
(2)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year For the Years Ended September 30,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions of Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
RiverPark Short Term High Yield Fund
Institutional Class Shares
2021	$9.65	$0.19	$0.02 (6)	$0.21	$(0.19)	$—	$(0.19)
2020	9.76	0.24	(0.12)	0.12	(0.23)	—	(0.23)
2019	9.78	0.29	(0.02)	0.27	(0.29)	—	(0.29)
2018	9.76	0.25	0.02	0.27	(0.25)	—	(0.25)
2017	9.78	0.28	(0.02)	0.26	(0.28)	—	(0.28)
Retail Class Shares
2021	$9.61	$0.17	$0.02 (6)	$0.19	$(0.17)	$—	$(0.17)
2020	9.72	0.23	(0.13)	0.10	(0.21)	—	(0.21)
2019	9.74	0.26	(0.01)	0.25	(0.27)	—	(0.27)
2018	9.73	0.21	0.02	0.23	(0.22)	—	(0.22)
2017	9.75	0.25	(0.02)	0.23	(0.25)	—	(0.25)
RiverPark Long/Short Opportunity Fund
Institutional Class Shares
2021	$16.59	$(0.24)	$3.11	$2.87	$—	$—	$—
2020	12.59	(0.16)	5.56	5.40	(0.11)	(1.29)	(1.40)
2019	13.95	(0.10)	0.02	(0.08)	(0.11)	(1.17)	(1.28)
2018	12.37	(0.22)	1.95	1.73	(0.09)	(0.06)	(0.15)
2017	10.29	(0.20)	2.28	2.08	—	—	—
Retail Class Shares
2021	$16.41	$(0.28)	$3.06	$2.78	$—	$—	$—
2020	12.46	(0.21)	5.53	5.32	(0.08)	(1.29)	(1.37)
2019	13.81	(0.13)	0.03	(0.10)	(0.08)	(1.17)	(1.25)
2018	12.24	(0.24)	1.93	1.69	(0.06)	(0.06)	(0.12)
2017	10.21	(0.22)	2.25	2.03	—	—	—

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Year	Total Return*	Net Assets, End of Period (000)	Ratio of Net Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee		Ratio of Total Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.67	2.19%	$1,118,494	0.89%		0.89%	1.95%	158%
9.65	1.26	653,883	0.90		0.90	2.45	266
9.76	2.81	777,925	0.88		0.88	2.96	112
9.78	2.79	863,978	0.89		0.89	2.57	193
9.76	2.67	749,232	0.87		0.87	2.89	194

$9.63	1.95%	$66,020	1.14%		1.14%	1.76%	158%
9.61	1.01	65,998	1.05		1.05	2.35	266
9.72	2.56	31,196	1.18		1.18	2.68	112
9.74	2.53	49,619	1.18		1.18	2.16	193
9.73	2.42	115,916	1.16		1.16	2.53	194

$19.46	17.30%	$452,886	1.73%		1.73%	(1.29)%	33%
16.59	47.71	304,772	1.75		1.75	(1.12)	28
12.59	0.75	79,984	2.18	(2)	2.18	(0.83)	63
13.95	14.19 (3)	102,042	3.28	(4)	3.28	(1.67)	59
12.37	20.21	85,001	3.17	(5)	3.17	(1.81)	24

$19.19	16.94%	$71,339	2.00%		2.03%	(1.52)%	33%
16.41	47.47	64,411	2.00		2.03	(1.41)	28
12.46	0.50	4,012	2.38	(2)	2.48	(1.04)	63
13.81	14.06 (3)	4,309	3.48	(4)	3.58	(1.86)	59
12.24	19.88	3,492	3.38	(5)	3.49	(2.03)	24

*	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(1)	Per share data was calculated using average shares for the period.
(2)

Dividend expense and stock loan fee totaled 0.38% of average net assets for the period ended September 30, 2019. Had these expenses not been included the ratios would have been 1.80% and 2.00%, respectively. As of April 1, 2019, dividend expense and stock loan fees on short positions were eliminated.

(3)	Total return would have been lower had certain fees not been waived and/or expenses assumed by Adviser during the period.
(4)

Dividend expense and stock loan fee totaled 1.48% of average net assets for the period ended September 30, 2018. Had these expenses not been included the ratios would have been 1.80% and 2.00%, respectively.

(5)

Dividend expense and stock loan fee totaled 1.38% of average net assets for the period ended September 30, 2017. Had these expenses not been included the ratios would have been 1.79% and 2.00%, respectively.

(6)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a Share Outstanding Throughout Each Period For the Year or Period Ended September 30,

	Net Asset Value, Beginning of Period/Year	Net Investment Income (Loss) (1)	Realized and Unrealized Gains (Losses) on Investments		Total from Investment Operations	Distributions of Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
RiverPark Strategic Income Fund
Institutional Class Shares
2021	$8.60	$0.45	$0.70		$1.15	$(0.42)	$—	$(0.42)
2020	9.10	0.49	(0.51)		(0.02)	(0.48)	—	(0.48)
2019	9.42	0.41	(0.30)		0.11	(0.43)	—	(0.43)
2018	9.52	0.42	(0.10)		0.32	(0.42)	—	(0.42)
2017	9.43	0.54	0.05		0.59	(0.50)	—	(0.50)
Retail Class Shares
2021	$8.60	$0.44	$0.68		$1.12	$(0.39)	$—	$(0.39)
2020	9.09	0.47	(0.50)		(0.03)	(0.46)	—	(0.46)
2019	9.40	0.39	(0.30)		0.09	(0.40)	—	(0.40)
2018	9.50	0.41	(0.11)		0.30	(0.40)	—	(0.40)
2017	9.42	0.52	0.04		0.56	(0.48)	—	(0.48)
RiverPark Floating Rate CMBS Fund
Institutional Class Shares
2021	$9.02	$0.22	$(0.08	)(11)	$0.14	$(0.23)	$—	$(0.23)
2020	9.98	0.31	(0.97)		(0.66)	(0.30)‡	— (7)	(0.30)
2019	10.14	0.36	(0.06)		0.30	(0.35)	(0.11)	(0.46)
2018	10.16	0.42	(0.03)		0.39	(0.34)	(0.07)	(0.41)
2017(9)	10.00	0.41	0.09		0.50	(0.34)	—	(0.34)
Retail Class Shares
2021	$9.01	$0.18	$(0.07	)(11)	$0.11	$(0.21)	$—	$(0.21)
2020	9.98	0.28	(0.97)		(0.69)	(0.28)‡	— (7)	(0.28)
2019(10)	10.14	0.29	(0.05)		0.24	(0.29)	(0.11)	(0.40)

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000)	Ratio of Net Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee		Ratio of Total Expenses to Average Net Assets, Including Dividend Expense and Stock Loan Fee, Excluding Advisor Waiver Recapture	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.33	13.59%	$195,997	1.18	%(2)	1.18%	4.94%	89%
8.60	(0.10)	177,850	1.05	(3)	1.05	5.58	109
9.10	1.17	281,043	1.12	(4)	1.12	4.41	39
9.42	3.46	348,726	1.17	(5)	1.17	4.44	55
9.52	6.39	311,573	1.00	(6)	1.00	5.58	62

$9.33	13.44%	$13,070	1.33	%(2)	1.33%	4.80%	89%
8.60	(0.36)	10,479	1.22	(3)	1.22	5.40	109
9.09	1.02	18,367	1.33	(4)	1.33	4.20	39
9.40	3.19	38,974	1.43	(5)	1.43	4.30	55
9.50	6.01	101,579	1.29	(6)	1.29	5.50	62

$8.93	1.61%	$44,527	0.85%		0.94%	2.44%	45%
9.02	(6.63)	333,855	0.85		0.87	3.31	85
9.98	3.15	191,548	0.90	(8)	0.93	3.64	87
10.14	3.79	48,130	1.00		1.00	4.12	84
10.16	5.07	58,301	1.00		1.39	4.07	10 †

$8.91	1.24%	$1,566	1.25%		1.29%	2.04%	45%
9.01	(6.96)	3,886	1.16		1.16	3.02	85
9.98	2.50	2,329	1.24		1.24	3.24	87

*	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
†	Excludes effect of in-kind transfers.
‡	Includes return of capital of $0.0002 per share.
(1)	Per share data was calculated using average shares for the period.
(2)

Dividend expense and Interest expense totaled 0.26% of average net assets for the year ended September 30, 2021. Had these expenses not been included the ratios would have been 0.92% and 1.07%, respectively.

(3)

Dividend expense and Interest expense totaled 0.14% of average net assets for the year ended September 30, 2020. Had these expenses not been included the ratios would have been 0.91% and 1.08%, respectively.

(4)

Dividend expense and stock loan fee totaled 0.22% of average net assets for the year ended September 30, 2019. Had these expenses not been included the ratios would have been 0.90% and 1.11%, respectively.

(5)

Dividend expense and stock loan fee totaled 0.26% of average net assets for the year ended September 30, 2018. Had these expenses not been included the ratios would have been 0.91% and 1.17%, respectively.

(6)

Dividend expense and stock loan fee totaled 0.13% of average net assets for the year ended September 30, 2017. Had these expenses not been included the ratios would have been 0.87% and 1.16%, respectively.

(7)	Amounts represent less than $.01 per share.
(8)

During the period, the Expense Limitation Agreement was amended on two separate occasions. The amendments were made effective March, 21, 2019 and July 1, 2019. whereby the Total Annual Fund Operation Expenses After Fee Waiver and for Expense Reimbursement would not exceed, on an annual basis 0.90% and 0.85%, respectively for the Institutional Class Shares.

(9)	Commenced operations on October 3, 2016. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(10)	Commenced operations on November 12, 2018. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(11)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements September 30, 2021

1. Organization

RiverPark Funds Trust (the “Trust”), was formed on June 22, 2010 as an open-end registered management investment company under the Investment Act of 1940. As of September 30, 2021, the Trust was comprised of six funds: the RiverPark Large Growth Fund, Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark Strategic Income Fund and the RiverPark Floating Rate CMBS Fund (each a “Fund” and collectively the “Funds”). The investment objective of the RiverPark Large Growth Fund and Wedgewood Fund is to seek long term capital appreciation. The investment objective of the RiverPark Short Term High Yield Fund, RiverPark Strategic Income Fund and the RiverPark Floating Rate CMBS Fund is to seek high current income and capital appreciation consistent with the preservation of capital. The investment objective of the RiverPark Long/Short Opportunity Fund is to seek long-term capital appreciation while managing downside volatility. Each of the Funds is diversified with the exception of the Wedgewood Fund and the RiverPark Floating Rate CMBS Fund which are non-diversified. Each Fund is registered to offer Institutional Class Shares and Retail Class Shares. Each of the Funds, except the RiverPark Short Term High Yield Fund and the RiverPark Floating Rate CMBS Fund, have registered Class C Shares but they are not intended to be offered at this time. Each class differs as to ongoing fees.

Effective as of the 4 p.m. on June 18, 2021 (the “Closing Date”), the Retail and Institutional Class Shares of the RiverPark Short Term High Yield Fund are closed to new investors.

The following groups may purchase additional Retail and Institutional Class Shares of the RiverPark Short Term High Yield Fund through existing or new accounts and may reinvest dividends and capital gains distributions:

1. Shareholders of record of the Fund as of August 27, 2021 (although if a shareholder closes all accounts in the Fund, additional investment in the Fund from that shareholder may not be accepted) may continue to purchase additional shares in their existing Fund accounts either directly from the Fund or through a financial intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund,

2. New shareholders may open Fund accounts and purchase directly from the Fund (i.e. not through a financial intermediary).

3. Any trustee of RiverPark Funds Trust, or employee of RiverPark Advisors, LLC or Cohanzick Management, LLC, or an investor who is an immediate family member of any of these individuals.

The Fund reserves the right, in its sole discretion, to determine the criteria for qualification as an eligible investor and to reject or accept any purchase order. Sales of Retail Class Shares and Institutional Class Shares of the Fund may be further restricted or reopened in the future.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Valuation of Investments — Securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day for the New York Stock Exchange (“NYSE”). If there is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked

Notes to Financial Statements September 30, 2021

2. Summary of Significant Accounting Policies (continued)

price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be over-the-counter. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith through consideration of other factors in accordance with procedures adopted by, and under the general supervision of, the Board of Trustees (“the Board”).

To the extent that a Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars on the valuation date. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each day the NYSE is open for business (a “business day”). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days, which are not business days in New York, and on which net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund’s calculation of net assets unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, are recorded as an unrealized gain or loss in the Statements of Operations.

In accordance with the authoritative guidance on fair value measurement and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of the investment classification, refer to the Schedules of Investments, Schedule of Securities Sold Short, Not Yet Purchased, lists of open forward currency contracts, lists of open option contracts and list of open swap contracts.

Notes to Financial Statements September 30, 2021

2. Summary of Significant Accounting Policies (continued)

Securities Sold Short, Not Yet Purchased — As consistent with the RiverPark Long/Short Opportunity Fund’s investment objectives, the Fund intends to sell securities short so long as, as a result of that sale, the current value of securities sold short, not yet purchased by the Fund would not exceed 50% of the value of its gross assets (including the amounts borrowed) and 100% of the value of its net assets.

As consistent with the RiverPark Strategic Income Fund’s investment objectives, the Fund intends to sell securities short so long as, as a result of that sale, the current value of securities sold short, not yet purchased by the Fund would not exceed 15% of the value of its net assets. A short sale is the sale by a fund of a security, which it does not own in anticipation of purchasing the same security in the future. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds are then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. Until the security is replaced, the Funds are required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, the Funds also may be required to pay a fee, which is shown as an expense for financial reporting purposes. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A realized gain, limited to the price at which the Funds sold the security short, or a realized loss, unlimited in size on a standalone basis, will be recognized upon the close of a short sale.

Until the Funds close their short position or replace the borrowed security, the Funds will maintain a segregated account with its custodian containing marginable securities. The Funds may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Funds may maintain higher levels of marginable assets (for example, long equity positions) for collateral needs thus reducing their overall managed assets available for trading purposes.

The realized and unrealized gain (loss) from securities sold short, if any, are disclosed separately on the Statements of Operations.

Written/Purchased Options — Each of the Funds may purchase call and put options on securities to seek capital growth or for hedging purposes. Each Fund may also write and sell covered call and put options as well as purchase and write options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes. Additionally, the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund may sell uncovered call and put options on securities and stock indices.

The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund may invest up to 50% of the value of their assets, represented by premiums paid, to purchase call and put options on securities and securities indices. The Funds may write covered call and put options on securities and securities indices, so long as the aggregate nominal value does not exceed 200% of the value of its assets.

An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a nonrefundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or “writer,” however, is potentially unlimited, unless the option is “covered,” which is generally accomplished through the writer’s ownership of the underlying security, in the case of a call option, or the writer’s segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer’s obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

The realized and unrealized gain (loss) from purchased and written options, if any, are disclosed separately on the Statements of Operations. For the RiverPark Long/Short Opportunity Fund, subject to equity risk exposure, the net realized loss on written options was $6,279 (000) for the year ended September 30, 2021 (See Note 3 for risk exposures on the RiverPark Strategic Income Fund).

Notes to Financial Statements September 30, 2021

2. Summary of Significant Accounting Policies (continued)

For the year ended September 30, 2021, the average delta-adjusted monthly market value of equity options was as follows (000):

Purchased Options
RiverPark Long/Short Opportunity Fund	$—
RiverPark Strategic Income Fund	$57
Written Options
RiverPark Long/Short Opportunity Fund	$(8,313)
RiverPark Strategic Income Fund	$(737)

Swap Agreements — The Funds may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to each Fund’s restrictions on investments in foreign securities.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase exposure and total return. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the cost of the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. Because equity swaps can be illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Swaps are marked-to-market daily and are valued at the unrealized appreciation or depreciation on the instrument based upon quotations from market makers or a pricing service and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. For the Long/Short Opportunity Fund, the net change in unrealized gain on swap contracts was $4,168 (000) for the year ended September 30, 2021. Periodic reset payments on the total return swap are inclusive of interest, commissions and dividends, which are recorded as part of the net realized gains and losses in the Statements of Operations. For the Long/Short Opportunity Fund, the net realized loss on swap contracts was $41,889 (000) for the year ended September 30, 2021. For the year ended September 30, 2021, (subject to equity risk exposure) the average notional value of equity swaps for the Long/Short Opportunity Fund was as follows (000):

RiverPark Long/Short Opportunity Fund
Average Monthly Notional Value Long	$76,149
Average Monthly Notional Value Short	$160,780

Notes to Financial Statements September 30, 2021

2. Summary of Significant Accounting Policies (continued)

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds’ ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. For the year ended September 30, 2021, the RiverPark Long/Short Opportunity Fund entered into swap agreements with only one counterparty, Goldman Sachs International.

To reduce counterparty risk with respect to Over-the-Counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in purchased equity options and swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

The following is a summary by counterparty of the market value of swap agreements and collateral (received)/pledged for the RiverPark Long/Short Opportunity Fund as of September 30, 2021 (000)*†:

			Gross Amounts not offset in the Statements of Assets and Liabilities
Gross Amounts of Recognized Assets	Gross Amounts Offsets in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments for Offset	Cash Collateral Received (Pledged)*	Net Amount
$28,142	$—	$28,142	$(15,947)	$—	$12,195

			Gross Amounts not offset in the Statements of Assets and Liabilities
Gross Amounts of Recognized Liabilities	Gross Amounts Offsets in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments for Offset	Cash Collateral Received (Pledged)*	Net Amount
$(15,947)	$—	$(15,947)	$15,947	$—	$—

†

Net exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from swaps can only be netted across transactions governed under the same master agreement with the same legal entity.

*

Collateral received/pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amount received/pledged may exceed this amount and may fluctuate in value.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Notes to Financial Statements September 30, 2021

2. Summary of Significant Accounting Policies (continued)

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

Master Limited Partnerships — The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Funds’ shares. Dividends from MLPs are recorded on the ex-dividend date.

Investment Transactions — Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are accreted or amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Dividend income and expenses and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Notes to Financial Statements September 30, 2021

2. Summary of Significant Accounting Policies (continued)

Defaulted Investments — Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses — Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts (“forward contracts”) in order to protect against uncertainty in the level of future foreign exchange rates in the purchases and sale of securities. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although forward contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. As of September 30, 2021, the RiverPark Strategic Income Fund and the RiverPark Short Term High Yield Fund held forward contracts as currency hedges against foreign bonds. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the forward contracts. As of September 30, 2021, the RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund entered into one-month forward contracts with one counterparty, Brown Brothers Harriman. In accordance with this policy, the unrealized appreciation and depreciation as of September 30, 2021, is presented as unrealized appreciation or depreciation on forward foreign currency contracts on the Statements of Assets and Liabilities. Realized and change in unrealized gains (losses) on forward foreign currency contracts are disclosed separately on the Statements of Operations. For the year ended September 30, 2021, subject to currency risk exposure, the average balances of the forward contracts were as follows (000) (See Note 3 for risk exposures on the RiverPark Strategic Income Fund).

Average Monthly Notional Contracts:
RiverPark Short Term High Yield Fund	$30,404
RiverPark Strategic Income Fund	$17,964

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders annually for the RiverPark Large Growth Fund, Wedgewood Fund and RiverPark Long/Short Opportunity Fund, and declared and paid monthly for the RiverPark Short Term High Yield Fund, RiverPark Strategic Income Fund and the RiverPark Floating Rate CMBS Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Notes to Financial Statements September 30, 2021

2. Summary of Significant Accounting Policies (continued)

Income Taxes — Each Fund intends to qualify or continue to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of, and changes to, tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2021, the Funds did not have a tax liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any significant interest or penalties.

Cash and Cash Equivalents — Cash equivalents include short-term, highly liquid investments with a maturity date at time of purchase of three months or less. The Company maintains cash and cash equivalent balances which, at times during the period, exceeded the $250,000 amount insured by the Federal Deposit Insurance Corporation. The Manager manages the risk of loss by banking with major institutions.

3. Derivatives Transactions

The following tables include RiverPark Strategic Income Fund’s exposure by type of risk on derivatives held throughout the period.

The fair value of derivative instruments as of September 30, 2021, was as follows (000):

	Assets Derivatives September 30, 2021 Statement of Assets and Liability Location	Fair Value	Liabilities Derivatives September 30, 2021 Statement of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments under GAAP:
Foreign exchange contracts (Currency Risk)	Net Assets — Unrealized appreciation on forward foreign currency contracts	$389	Net Assets — Unrealized depreciation on forward foreign currency contracts	$10
Equity contracts (Equity Risk)	Purchased options, at value	—	Written options, at value	274
Total Derivatives not accounted for as hedging instruments under GAAP		$389		$284

Notes to Financial Statements September 30, 2021

3. Derivatives Transactions (continued)

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2021, was as follows:

The amount of realized gain (loss) on derivatives recognized in income (000):

Derivatives not accounted for as hedging instruments under GAAP	Forward Currency Contracts	Purchased Options	Written Options	Totals
Foreign exchange contracts (Currency Risk)	$(172)	$—	$—	$(172)
Equity contracts (Equity Risk)	—	(113)	459	346
Total	(172)	(113)	459	174

The amount of unrealized appreciation (depreciation) on derivatives recognized in income (000):

Derivatives not accounted for as hedging instruments under GAAP	Forward Currency Contracts	Purchased Options	Written Options	Totals
Foreign exchange contracts (Currency Risk)	$255	$—	$—	$255
Equity contracts (Equity Risk)	—	59	15	74
Total	255	59	15	329

4. Agreements

Investment Advisory Agreement — RiverPark Advisors, LLC (“RiverPark”) serves as the Funds’ investment adviser (the “Adviser”). The Adviser has contractually agreed to waive its fees and to absorb expenses of each Fund through January 31, 2022 to the extent necessary to ensure that ordinary operating expenses of each class (excluding interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, not yet purchased, acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, certain levels as set forth below.

The table below shows the rate of each Funds’ investment advisory fee and the Adviser’s contractual expense limitation for each Fund:

Fund	Advisory Fee Before Contractual Fee Reduction	Expense Limitation (Institutional Class)	Expense Limitation (Retail Class)	Expense Limitation (Class C)*
RiverPark Large Growth Fund	0.65%	1.00%	1.25%	2.00%
Wedgewood Fund	0.65%	1.00%	1.25%	2.00%
RiverPark Short Term High Yield Fund	0.65%	1.00%	1.25%	N/A
RiverPark Long/Short Opportunity Fund	1.50%	1.85%	2.00%	2.85%
RiverPark Strategic Income Fund	0.65%	1.00%	1.25%	2.00%
RiverPark Floating Rate CMBS Fund	0.65%	0.85%	1.25%	N/A

*	Class C Shares are not currently being offered for sale to investors.

Notes to Financial Statements September 30, 2021

4. Agreements (continued)

The Funds have each agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement will not be made if it would cause the annual expense limitation in effect at the time of the waiver or at the time of the reimbursement to be exceeded. This arrangement will remain in effect unless and until the Board approves its modification or termination. The Adviser can recapture any fees it has waived within a three-year period subject to the applicable annual rates in the above table.

For the year ended September 30, 2021, the Adviser fee waiver analysis is as follows:

	Unexpired Fee Waivers at September 30, 2020	Fees Waived for the Year Ended September 30, 2021	Fees Recaptured for the Year Ended September 30, 2021	Fees Waivers Expired for the Year Ended September 30, 2021	Unexpired Fees Waivers at September 30, 2021
RiverPark Long/Short Opportunity Fund	$13,586	$23,350	$(299)	$(2,896)	$33,741
RiverPark Floating Rate CMBS Fund	103,129	77,127	—	(7,344)	172,912

	Expiring 2022	Expiring 2023	Expiring 2024	Total
RiverPark Long/Short Opportunity Fund	$3,405	$6,986	$23,350	$33,741
RiverPark Floating Rate CMBS Fund	35,731	60,054	77,127	172,912

RiverPark provides day-to-day portfolio management services to the RiverPark Large Growth Fund, RiverPark Long/Short Opportunity Fund and the RiverPark Floating Rate CMBS Fund. The Adviser has discretion to purchase and sell securities in accordance with these Funds’ objectives, policies, and restrictions.

RiverPark oversees the day-to-day portfolio management services provided by the following sub-advisers:

Fund	Investment Sub-Adviser
Wedgewood Fund	Wedgewood Partners, Inc.
RiverPark Short Term High Yield Fund	Cohanzick Management, LLC
RiverPark Strategic Income Fund	Cohanzick Management, LLC

The discretion to purchase and sell securities in accordance with these Funds’ objectives, policies, and restrictions has been delegated by the Adviser to Wedgewood Partners, Inc. (“Wedgewood”) and Cohanzick Management, LLC with regard to each respective Fund to which such parties serve as sub-adviser. The Adviser pays the sub-advisers a monthly fee based upon the net assets managed by such sub-adviser from the management fee paid to the Adviser pursuant to the Investment Advisory Agreement. The Funds are not responsible for the payment of the sub-advisory fees.

RiverPark (and its affiliated advisers) and Wedgewood may be considered to be affiliates as RiverPark shareholders own approximately 6% of Wedgewood Partners. For its services as sub-adviser to the Wedgewood Fund, Wedgewood is entitled to a fee to be paid from RiverPark’s adviser fee, and such fee is calculated daily and paid monthly at an annual rate of 0.325% of Wedgewood Fund’s average net assets in excess of $50,000,000.

Administrator, Custodian and Transfer Agent — SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ administrator pursuant to an Administration Agreement under which the Administrator provides administrative and accounting services. For these services, the Administrator is paid an asset-based fee, which will vary depending on

Notes to Financial Statements September 30, 2021

4. Agreements (continued)

the number of share classes and average daily net assets of the Fund. As per the amended administration agreement dated May 13, 2019, the Funds in the Trust were charged fees using a tiered fee structure on their total average new assets that averaged 0.06% for the fiscal year.

For the year ended September 30, 2021, the Funds incurred the following fees for these services in the table below:

Fund	Administration Fees
RiverPark Large Growth Fund	$45,493
Wedgewood Fund	22,836
RiverPark Short Term High Yield Fund	528,081
RiverPark Long/Short Opportunity Fund	268,269
RiverPark Strategic Income Fund	112,027
RiverPark Floating Rate CMBS Fund	48,504
$1,025,210

Brown Brothers Harriman & Co. (the “Custodian”) serves as the Funds’ custodian pursuant to a Custodian Agreement.

DST Systems, Inc. (the “Transfer Agent”) serves as the Funds’ transfer agent pursuant to an Agency Agreement.

Distribution Agreement — SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company and an affiliate of the Administrator (the “Distributor”) serves as the Funds’ distributor pursuant to a Distribution Agreement.

The Trust has adopted a shareholder services plan under which a shareholder servicing fee may be paid at an annual rate of up to 0.25% of average daily net assets attributable to Retail Class Shares and Institutional Class Shares of the Funds to banks and their affiliates and other institutions, including broker-dealers, as compensation for providing non-distribution related shareholder services. Aggregate compensation for the Institutional Class Shares will not exceed on an annual basis 0.15% of the average daily net assets of such class. As of September 30, 2021, there were no shareholder servicing fees charged to Institutional Class Shares.

The Trust has adopted an administrative services plan under which each Fund may pay a non-distribution related administrative services fee at an annual rate of up to 0.20% and 0.15% of the average daily net assets of the Retail Class Shares and Institutional Class Shares, respectively, to financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs who provide administrative, recordkeeping and support servicing to their customers.

Other — Certain officers and Trustees of the Trust are also officers of the Adviser and the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and any staff are paid for by the Funds as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

Notes to Financial Statements September 30, 2021

5. Investment Transactions

The cost of security purchases and proceeds from security sales and maturities, other than short-term investments, short sales, purchases to cover, written and purchased options, and short-term securities for the year ended September 30, 2021, were as follows:

Fund	Purchases (000)	Proceeds from Sales and Maturities (000)
RiverPark Large Growth Fund	$30,937	$28,551
Wedgewood Fund	6,619	20,383
RiverPark Short Term High Yield Fund	4,249,777	465,109
RiverPark Long/Short Opportunity Fund	183,232	147,081
RiverPark Strategic Income Fund	253,176	212,125
RiverPark Floating Rate CMBS Fund	36,273	314,211

6. Federal Tax Information

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise.

Accordingly the following permanent differences are primarily attributable to net operating losses, non-deductible expenses from partnerships, and the utilization of earnings and profits distributed to shareholders on redemption of shares (equalization). Adjustments which have been classified to/from the following components of net assets are as follows (000):

Fund	Total Distributable Earnings/(Loss)	Paid-in Capital
RiverPark Long/Short Opportunity Fund	$2,950	$(2,950)
RiverPark Strategic Income Fund	—	—

Amounts shown as “—” are rounded to “0”.

Notes to Financial Statements September 30, 2021

6. Federal Tax Information (continued)

The tax character of dividends and distributions declared during the last two years ended September 30, 2021 and 2020 was as follows (000):

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
RiverPark Large Growth Fund
2021	$—	$4,915	$—	$4,915
2020	—	6,004	—	6,004
Wedgewood Fund
2021	1,036	20,529	—	21,565
2020	—	35,641	—	35,641
RiverPark Short Term High Yield Fund
2021	18,153	—	—	18,153
2020	16,399	—	—	16,399
RiverPark Long/Short Opportunity Fund
2021	—	—	—	—
2020	—	9,225	—	9,225
RiverPark Strategic Income Fund
2021	9,141	—	—	9,141
2020	12,358	—	—	12,358
RiverPark Floating Rate CMBS Fund
2021	2,107	—	—	2,107
2020	8,677	6	8	8,691

As of September 30, 2021, the components of distributable earnings/(accumulated losses) on a tax basis were as follows (000):

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Post-October Losses	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Late Year Loss Deferral	Total Distributable Earnings (Accumulated Losses)
RiverPark Large Growth Fund	$2,616	$7,346	$—	$—	$40,184	$2	$—	$50,148
Wedgewood Fund	5	5,215	—	—	16,144	(1)	—	21,363
RiverPark Short Term High Yield Fund	2,618	—	(27,693)	(3,234)	(122)	(910)	—	(29,341)
RiverPark Long/Short Opportunity Fund	—	—	(10,602)	(3,981)	177,995	(4,867)	(5,149)	153,396
RiverPark Strategic Income Fund	2,478	—	(62,949)	(1,569)	(6,196)	(251)	—	(68,487)
RiverPark Floating Rate CMBS Fund	1	—	(11,697)	(13,978)	(973)	(1)	—	(26,648)

Post-October losses represent losses realized on investment transactions from November 1, 2020 through September 30, 2021, that, in accordance with Federal income tax regulations, the Funds elect to defer and treat as having arisen in the following fiscal year.

Notes to Financial Statements September 30, 2021

6. Federal Tax Information (continued)

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2021 through September 30, 2021 and specified losses realized on investment transactions from November 1, 2020 through September 30, 2021.

The RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark Strategic Income Fund and RiverPark Floating Rate CMBS Fund had Post-October losses of $3,233,845, $3,980,793, $1,569,002 and $13,977,925, respectively. The Funds elect to treat each as having arisen in the following fiscal year.

Funds are permitted to carry forward capital losses indefinitely and such losses will retain their character as either short-term or long-term. As of September 30, 2021, the Funds had capital loss carryforwards as follows (000):

	Short-Term Loss	Long-Term Loss	Total
RiverPark Short Term High Yield Fund	$12,810	$14,883	$27,693
RiverPark Long/Short Opportunity Fund	10,602	—	10,602
RiverPark Strategic Income Fund	8,055	54,894	62,949
RiverPark Floating Rate CMBS Fund	6,454	5,243	11,697

During the year ended September 30, 2021, the Funds did not utilize capital loss carryforwards to offset capital gains.

For federal income tax purposes, the cost of investments owned at September 30, 2021 and the net realized gains or losses on securities sold for the period could be different from amounts reported for financial reporting purposes, due to partnership basis adjustments and book versus tax adjustment such as wash sales which cannot be used for federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, foreign currency and derivatives held by the Funds were as follows (000):

Fund	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RiverPark Large Growth Fund	$47,819	$41,626	$(1,442)	$40,184
Wedgewood Fund	24,990	16,538	(394)	16,144
RiverPark Short Term High Yield Fund	1,155,627	2,137	(2,259)	(122)
RiverPark Long/Short Opportunity Fund	329,480	189,620	(11,625)	177,995
RiverPark Strategic Income Fund	207,426	5,108	(11,304)	(6,196)
RiverPark Floating Rate CMBS Fund	46,757	269	(1,242)	(973)

7. Risks

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund invest in fixed-income instruments that are or are rated below investment grade by Moody’s Investors Service, Inc. and Standard & Poor’s Corporation and accordingly involve greater risk. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. These securities offer higher returns than bonds with higher ratings as compensation for holding an obligation of an issuer perceived to be less creditworthy. Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Notes to Financial Statements September 30, 2021

7. Risks (continued)

High-yield securities are generally not exchange-traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, the Funds invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns to the Funds, they involve a substantial degree of risk.

The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund are exposed to the risks of using leverage and short sales. The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund may use leverage. Leverage is the practice of borrowing money to purchase securities. These investment practices involve special risks. Leverage can increase the investment returns of the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund will recognize a loss. The risk on a standalone or unhedged short sale is unlimited because the RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.

The RiverPark Long/Short Opportunity Fund and RiverPark Strategic Income Fund are able to invest in options which expose investors to the risks inherent in trading options. These risks include, but are not limited to, volatile movements in the price of the underlying instrument and misjudgments as to the future prices of the options and/or the underlying instrument. Increased option volatility can increase both the profit potential and the risk associated with a fund’s trading. While volatility can be monitored and reacted to, there is no cost-effective means of hedging against market volatility.

Selling options creates additional risks. The seller of a “naked” call option (or the seller of a put option who has a short position in the underlying instrument) is subject to the risk of a rise in the price in the underlying instrument above the strike price, which risk is reduced only by the premium received for selling the option. In exchange for the proceeds received from selling the call option (in lieu of an outright short position), the option seller gives up (or will not participate in) all of the potential gain resulting from a decrease in the price of the underlying instrument below the strike price prior to expiration of the option.

The seller of a “naked” put option (or the seller of a call option who has a long position in the underlying instrument) is subject to the risk of a decline in price of the underlying instrument below the strike price, which risk is reduced only by the proceeds received from selling the option. In exchange for the premium received for selling the put option (in lieu of an outright long position), the option seller gives up (or will not participate in) all of the potential gain resulting from an increase in the price of the underlying instrument above the strike price prior to the expiration of the option. Due to the inherent leveraged nature of options, a relatively small adverse move in the price of the underlying instrument may result in immediate and substantial losses to a Fund.

The RiverPark Long/Short Opportunity Fund invests in swaps. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets and short sales. Transactions in swaps can involve greater risks than if the RiverPark Long/Short Opportunity Fund had invested directly in the reference asset

Notes to Financial Statements September 30, 2021

7. Risks (continued)

because, in addition to general market risks, swaps are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. As a registered investment company, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

The RiverPark Long/Short Opportunity Fund is exposed to counterparty credit risk through its investment in swap contracts. The RiverPark Long/Short Opportunity Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The RiverPark Long/Short Opportunity Fund has entered into swap agreements with a single counterparty (Goldman Sachs International), focusing its exposure to the counterparty credit risk of that single counterparty. Furthermore, the swap counterparty’s obligation to the RiverPark Long/Short Opportunity Fund likely will not be collateralized. The RiverPark Long/Short Opportunity Fund typically settles swap agreements on a rolling 13-month basis.

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Fund may invest in bank loan obligations. The secondary market for loans is a private, unregulated inter-dealer or inter-bank resale market. Purchases and sales of loans are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans and may negatively impact the transaction price. It may take longer than seven days for transactions in loans to settle.

The Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs due to the extended loan settlement process, such as to satisfy redemption requests from Fund shareholders.

The Wedgewood Fund and RiverPark Floating Rate CMBS Fund are non-diversified, which means that it may hold larger positions in a smaller number of individual securities than if it were diversified. This means that increases or decreases in the value of any of the individual securities owned by the Funds may have a greater impact on the Fund’s net asset value and total return than would be the case in a diversified fund which would likely hold more securities. Therefore, the Fund’s value may fluctuate more, and it could incur greater losses as a result of decreases in the value of any one of its holdings, than if it had invested in a larger number of stocks.

The Information Technology sector is an important sector for growth-oriented strategies and thus may represent a large percentage of the investments of RiverPark Large Growth, RiverPark Long/Short and Wedgewood. The sector includes a number of important industries such as software & services, hardware & equipment, and semiconductors. Investments in Information Technology are potentially riskier than investments in more mature industries because the nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete and barriers to entry are difficult to determine. Additionally, valuations are often higher, and price movements may be more volatile.

The RiverPark Floating Rate CMBS Fund will invest in commercial real estate debt securities (“CRE Debt”). CRE Debt securities are not backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CRE Debt may react differently to changes in interest rates than other bonds and the prices of CRE Debt may reflect adverse economic and market conditions. Small movements in interest rates may significantly reduce the value of CRE Debt.

Notes to Financial Statements September 30, 2021

7. Risks (continued)

The CRE Debt securities in which the Fund is expected to invest are subject to the risks of the underlying mortgage loans. Commercial mortgage loans are secured by commercial property and are subject to risks of delinquency and foreclosure, and risks of loss. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things, tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

Difficult conditions in the markets for CRE Debt securities and mortgage-related assets as well as the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for CRE Debt securities. Liquidity relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. To the extent that the market for CRE Debt securities suffers such a contraction, securities that were considered liquid at the time of investment could become temporarily illiquid, and the Sub-Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund. There is no way to predict reliably when such market conditions could re-occur or how long such conditions could persist.

CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potentially unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are generally entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Geopolitical and Health Crisis Risks. Geopolitical events and health crises, including pandemics, war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. The increasing interconnectedness of markets around the world may result in many markets being affected by such events even if they occur in a single country or region. Such events may have significant adverse direct or indirect effects on the Funds and their investments. A health crisis may also exacerbate other pre-existing risks. The COVID-19 global pandemic and related shutdowns have caused, and could cause in the future, substantial market volatility and exchange trading suspensions and closures, affecting both the liquidity and the volatility of the Funds’ investments.

CLOs (collateralized loan obligations) and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which the Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws.

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Funds may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by the Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will

Notes to Financial Statements September 30, 2021

register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, the Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by the Fund may be deemed illiquid.

The RiverPark Short Term High Yield Fund and RiverPark Strategic Income Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

A more complete description of risks is included in each Fund’s prospectus and statement of additional information.

8. Other

As of September 30, 2021, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts comprised of one or many individual shareholders.

Fund
RiverPark Large Growth Fund
Institutional Class Shares	66%
Retail Class Shares	88%
Wedgewood Fund
Institutional Class Shares	41%
Retail Class Shares	58%
RiverPark Short Term High Yield Fund
Institutional Class Shares	73%
Retail Class Shares	91%
RiverPark Long/Short Opportunity Fund
Institutional Class Shares	67%
Retail Class Shares	86%
RiverPark Strategic Income Fund
Institutional Class Shares	64%
Retail Class Shares	82%
RiverPark Floating Rate CMBS Fund
Institutional Class Shares	67%
Retail Class Shares	89%

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

Notes to Financial Statements September 30, 2021

9. New Accounting Pronouncements

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit LIBOR quotes by the FCA. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis.

For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings

10. Subsequent Events

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
RiverPark Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, schedule of securities sold short, not yet purchased, list of open swap agreements, lists of the open forward foreign currency contracts, and list of open option contracts of RiverPark Funds Trust (the “Trust”), comprising RiverPark Large Growth Fund, Wedgewood Fund, RiverPark Short Term High Yield Fund, RiverPark Long/Short Opportunity Fund, RiverPark Strategic Income Fund, and RiverPark Floating Rate CMBS Fund (the “Funds”) as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the years or period indicated (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years or period indicated, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers, and agency banks or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 26, 2021

Trustees and Officers of the Trust (Unaudited)

Set forth below are the names, addresses, ages, position with the Trust, term of office and length of time served, the principal occupations for the last five years, number of portfolios in the Fund Complex overseen by Trustee, and other directorships outside the Fund Complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the trustees and officers. The SAI may be obtained without charge by calling (888) 564-4517. The following chart lists Trustees and Officers as of September 30, 2021:

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Richard Browne, 156 West 56th Street, 17th Floor, New York, NY 10019 (61)	Independent Trustee	Indefinite; since 2010	President, Rector Management Corp. (real estate and construction company, since 1986); Partner, Sterling Project Development (real estate and construction); Owners Representative, Queens Ballpark Company, LLC (since 2005).	6	None
David Sachs, 156 West 56th Street, 17th Floor, New York, NY 10019 (54)	Independent Trustee	Indefinite; since 2016	Retired (since 2010); Managing Partner, Hocky Capital (1996-2010).	6	None
Ira Balsam, 156 West 56th Street, 17th Floor, New York, NY 10019 (55)	Independent Trustee	Indefinite; since 2012	Retired (since Jan. 2012); Chief Financial Officer, Avenue Capital Management II, L.P. (group of unregistered investment companies, 2002-2011).	6	None
Morty Schaja*, 156 West 56th Street, 17th Floor, New York, NY 10019 (66)	Interested Trustee, President and Chairman of the Board	Indefinite; since 2010	Chief Executive Officer and Managing Partner, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009).	6	None
Mitch Rubin*, 156 West 56th Street, 17th Floor, New York, NY 10019 (54)	Interested Trustee	Indefinite; since 2010	Chief Investment Officer and Managing Partner, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009).	6	None
Paul Genova, 156 West 56th Street, 17th Floor, New York, NY 10019 (44)	Secretary	Since 2010	Chief Financial Officer, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2009); Chief Financial Officer, RiverPark Capital LLC (since 2008)	N/A	N/A

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex**	Other Directorships held by Trustee
Matt Kelly, 156 West 56th Street, 17th Floor, New York, NY 10019 (51)	Vice President	Since 2010	Chief Marketing Officer and Partner, RiverPark Advisors, LLC and RiverPark Capital Management LLC (since 2010).	N/A	N/A
Andrew Metzger, One Freedom Valley Drive, Oaks, PA 19456 (41)	Treasurer and Chief Financial Officer	Since 2021	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.	N/A	N/A
William Woolverton, 480 East Swedesford Road, Suite 300 Wayne, PA 19087 (70)	Chief Compliance Officer	Since 2021

Senior Compliance Advisor, Cipperman Compliance Services, 2020 to present; Operating Partner, Altamont Capital Partners, 2020 to present; Chairman of Independent Trustees, Thomas White Mutual Funds, 2016 to present.

				N/A	N/A

* Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

** The Fund complex includes each series of the Trust.

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

● Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

● Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return—the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Net Annualized Expense Ratios	Expenses Paid During Period*
RiverPark Large Growth Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,094.60	0.90%	$4.73
Hypothetical 5% Return	1,000.00	1,020.56	0.90	4.56

RiverPark Large Growth Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,093.20	1.20	6.30
Hypothetical 5% Return	1,000.00	1,019.05	1.20	6.07

Wedgewood Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,146.80	0.94	5.06
Hypothetical 5% Return	1,000.00	1,020.36	0.94	4.76

Wedgewood Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,145.90	1.23	6.62
Hypothetical 5% Return	1,000.00	1,018.90	1.23	6.23

Disclosure of Fund Expenses (Unaudited) (Concluded)

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Net Annualized Expense Ratios		Expenses Paid During Period*
RiverPark Short Term High Yield Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,009.00	0.88%		$4.43
Hypothetical 5% Return	1,000.00	1,020.66	0.88		4.46

RiverPark Short Term High Yield Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,006.70	1.11		5.58
Hypothetical 5% Return	1,000.00	1,019.50	1.11		5.62

RiverPark Long/Short Opportunity Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,098.80	1.73		9.10
Hypothetical 5% Return	1,000.00	1,016.39	1.73		8.74

RiverPark Long/Short Opportunity Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,097.80	2.00		10.52
Hypothetical 5% Return	1,000.00	1,015.04	2.00		10.10

RiverPark Strategic Income Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,029.60	1.14	†	5.80
Hypothetical 5% Return	1,000.00	1,019.35	1.14		5.77

RiverPark Strategic Income Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,028.30	1.29	†	6.56
Hypothetical 5% Return	1,000.00	1,018.60	1.29		6.53

RiverPark Floating Rate CMBS Fund — Institutional Class Shares
Actual Fund Return	1,000.00	1,010.40	0.85		4.28
Hypothetical 5% Return	1,000.00	1,020.81	0.85		4.31

RiverPark Floating Rate CMBS Fund — Retail Class Shares
Actual Fund Return	1,000.00	1,008.10	1.25		6.29
Hypothetical 5% Return	1,000.00	1,018.80	1.25		6.33

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 183/365 (to reflect the one-half year period).
†

The annualized expense ratios include dividend expense and interest expense incurred during the six-month period. Annualized dividend expense and interest expense of average net assets totaled 0.23%. Had these expenses not been included the ratios would have been 0.91% and 1.06%, respectively.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited)

Approval of Continuance of Investment Advisory and Sub-Advisory Agreements

At the August 17, 2021 meeting of the Board of Trustees, Fund Counsel reviewed with the Board of Trustees, a memorandum, a copy of which had previously been provided to the Board, that described certain factors that the Board should consider with respect to the continuation of the advisory and sub-advisory agreements, including: (i) the nature, extent, and quality of services to be provided by the investment adviser and the sub-advisers, as appropriate, (ii) the investment performance of the investment adviser and the sub-advisers, as appropriate, with respect to each Fund, (iii) the fees and expenses under the investment advisory and sub-advisory agreements, (iv) the economies of scale expected to be achieved, and (v) the investment adviser’s profitability. Fund Counsel emphasized that the Trustees should also consider any additional factors they deem relevant and should use their own business judgment in determining the material factors to consider in evaluating the investment advisory agreements and the weight to be given to each factor. Fund Counsel also noted that each Trustee may weigh the various factors differently in reaching his conclusions with respect to the investment advisory and sub-advisory agreements. Fund Counsel stated that to assist the Trustees in making a determination, comparative data (particularly as to fees and expenses and performance) for other mutual funds and peer groups was provided to the Trustees by the Adviser as part of the Board materials.

Executive Session of Independent Trustees

The Independent Trustees then met with Fund Counsel in executive session and considered, among other things, the Adviser’s and each sub-adviser’s responses to the 15(c) questionnaires provided to them by Fund Counsel.

The Amended and Restated Investment Advisory Agreement Dated February 14, 2012 Between RiverPark Advisors, LLC and RiverPark Funds Trust

Nature, Extent and Quality of Service. The The Trustees noted that the Adviser provided trading, accounting, compliance, and marketing services to each of the Funds within the Trust. They noted that the Adviser also provided portfolio management services to the Large Growth Fund, the Long/Short Opportunity Fund and the Floating Rate CMBS Fund. The Trustees reviewed the background information on the key personnel responsible for advising the Funds, noting that the Adviser’s team has worked together for 20-25 years and has extensive experience and expertise in managing mutual funds and the operations of mutual funds. The Trustees indicated that they were satisfied with the experience of the Adviser’s employees in managing each of the Funds and executing the Funds’ investment strategies. The Trustees reviewed the attention paid to risk management by the Adviser and sub-advisers relating to the investment strategies of the Funds and the steps used to mitigate the risks, including thoroughly researching investments and diversifying each portfolio over many holdings, with specific position limits in place for each Fund. The Trustees noted their comfort with the various steps taken by the Adviser when supervising each sub-advisory relationship. These steps include obtaining an annual (or more frequent) certification from each sub-adviser regarding material compliance matters, description of the sub-adviser’s written annual compliance review, material changes in each sub-adviser’s investment management process, material changes to how brokers are selected, and average commission rate, as well as other additional information. The Trustees also noted that the Adviser’s operations were not disrupted by the COVID-19 pandemic. The Trustees concluded that the Adviser should continue to provide a high-caliber quality of service to each Fund for the benefit of each Fund’s shareholders.

Performance. The Trustees reviewed the performance of each Fund relative to its peer group, Morningstar category, and benchmark. With respect to the Funds for which the Adviser provided portfolio management services, the Trustees noted that for the year ended June 30, 2021: (i) the Large Growth Fund (Institutional Class) returned 52.49%, as compared to its benchmarks, Russell 1000 Growth Total Return Index and S&P 500 Total Return Index, which returned 42.50% and 40.79%, respectively, in the same period; (ii) the Long/Short Opportunity Fund (Institutional Class) returned 32.08%, as compared to its benchmarks, Morningstar Long/Short Equity Category and S&P 500 Total Return Index, which returned 22.21% and 40.79%, respectively, in the same period; and (iii) the Floating Rate CMBS Fund (Institutional Class) returned 3.67%, as compared to its benchmarks Bloomberg U.S. Investment-Grade CMBS Index and Bloomberg U.S. Aggregate Bond Index, which returned 2.94% and -0.33%, respectively, in the same period. The contributions of each of the two sub-advisers to the overall performance was also discussed with respect to the specific Funds that each such sub-adviser managed, and the Trustees noted that for the year ended June 30, 2021: (i) the Wedgewood Fund (Institutional Class) returned 45.64%, as compared to its benchmarks, Russell 1000 Growth Total Return Index and S&P 500 Total Return Index, which returned

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) (Continued)

42.50% and 40.79%, respectively, in the same period; (ii) the Short Term High Yield Fund (Institutional Class) returned 2.65%, as compared to its benchmarks, ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index, ICE BofA Merrill Lynch 1 Year U.S. Treasury Index and ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials, which returned 1.85%, 0.22% and 14.46%, respectively, in the same period; and (iii) the Strategic Income Fund (Institutional Class) returned 16.03%, as compared to its benchmarks Bloomberg U.S. Aggregate Bond Index, Morningstar Multisector Bond Category and Morningstar High Yield Bond Category, which returned -0.33%, 8.98% and 14.48%, respectively, in the same period. After further discussion, the Trustees concluded that each Fund’s performance was satisfactory.

Fees and Expenses. The Trustees expressed that they had reviewed the advisory fee paid by each Fund and the comparative data provided by the Adviser for each Fund. They agreed that the advisory fee structure was fair and competitive in comparison to other comparable mutual funds as well as other accounts managed by the Adviser. The Trustees also took into account that the Adviser had agreed to reimburse expenses to limit net annual operating expenses (exclusive of any, interest, brokerage commissions, dividends on short sales and interest expense on securities sold short, acquired fund fees and expenses or extraordinary expenses) to varying amounts of average net assets depending on the Fund and share class. After discussion, the Trustees concluded that the advisory fee charged by each Fund was not unreasonable and was within the range of fees charged by other comparable funds.

Economies of Scale. The Trustees considered whether each Fund and the Adviser had reached an asset level that suggested a sharing of certain economies. After discussion, the Trustees agreed that no revision to the existing fee structure was necessary at this time.

Profitability. The Trustees reviewed the Adviser’s financial statements. The Trustees noted that the Adviser was generally profitable for the year ended December 31, 2020. After a brief discussion, the Trustees concluded that the Adviser’s profitability on a Fund by Fund basis was not excessive with respect to each Fund.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by Fund Counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of each Fund. In considering the advisory agreement renewal, the Trustees considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Trustees did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Trustees’ conclusions may be based in part on its consideration of the advisory arrangement in prior years and on the Board’s ongoing regular review of the Funds’ performance and operations throughout the year.

The Sub-Advisory Agreement Dated September 20, 2010 by and among RiverPark Advisors, LLC, Cohanzick Management, LLC (“Cohanzick”) and RiverPark Funds Trust, on behalf of the RiverPark Short Term High Yield Fund and The Sub-Advisory Agreement dated August 1, 2013 by and among RiverPark Advisors, LLC, Cohanzick and RiverPark Funds Trust on behalf of the RiverPark Strategic Income Fund

Nature, Extent, and Quality of Service. The Trustees noted that Cohanzick provided portfolio management and trading services to the Short Term High Yield Fund and the Strategic Income Fund. The Trustees recognized that Cohanzick’s investment approach was bottom up and credit specific. They noted that Cohanzick made buy and sell decisions, credit selection, credit review and analysis, and portfolio construction as part of the services it rendered. The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the Short Term High Yield Fund and the Strategic Income Fund and were comfortable with their credentials. The Trustees discussed Cohanzick’s investment approach as a sub-adviser to the Short Term High Yield Fund and the Strategic Income Fund. The Trustees noted that for the Short Term High Yield Fund, Cohanzick focused on principal preservation with income for an effective short-term holding period of three years or less. Cohanzick has positioned the Strategic Income Fund as a high yield fund that tactically adjusts its exposure between non-investment grade bonds and investment grade bonds based on its assessment of risk adjusted returns. The Trustees discussed that they were comfortable with the strategies of each of the Funds and concluded that Cohanzick would continue to deliver high quality service to the Funds and the Adviser for the benefit of each Fund’s shareholders.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) (Continued)

Performance. The Trustees reviewed the performance of the Short Term High Yield Fund and the Strategic Income Fund relative to their peer groups, Morningstar category and benchmark. The Trustees noted that for the year ended June 30, 2021: (i) the Short Term High Yield Fund (Institutional Class) returned 2.65%, as compared to its benchmarks, ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Bond Index, ICE BofA Merrill Lynch 1 Year U.S. Treasury Index and ICE BofA Merrill Lynch 0-3 Year U.S. High Yield Index Excluding Financials, which returned 1.85%, 0.22% and 14.46%, respectively, in the same period; and (ii) the Strategic Income Fund (Institutional Class) returned 16.03%, as compared to its benchmarks Bloomberg U.S. Aggregate Bond Index, Morningstar Multisector Bond Category and Morningstar High Yield Bond Category, which returned -0.33%, 8.98% and 14.48%, respectively, in the same period. The Trustees noted the contributions of Cohanzick to the overall performance of both Funds. After further discussion, the Trustees concluded that each Fund’s performance was consistent with expectations given the investment strategy and was overall reasonable. The Trustees concluded that Cohanzick should be retained as sub-adviser for the benefit of the Adviser, the Short Term High Yield Fund and the Strategic Income Fund and their respective shareholders.

Fees and Expenses. The Trustees discussed the sub-advisory fees paid to Cohanzick and the sub-advisory services provided by Cohanzick to the Short Term High Yield Fund and the Strategic Income Fund. The Trustees noted that such sub-advisory fees were paid by the Adviser and not the Funds. After discussion, the Trustees concluded that the sub-advisory fee was not unreasonable with respect to each of the Short Term High Yield Fund and the Strategic Income Fund.

Economies of Scale. The Trustees considered whether the sub-adviser had realized economies of scale with respect to the management of each of the two Funds. The Trustees agreed that this was primarily an adviser-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. The Trustees noted that the lack of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed Cohanzick’s financial statements. The Trustees recognized that Cohanzick was profitable for the year ended June 30, 2021. The Trustees noted that Cohanzick was profitable in connection with the sub-advisory services provided to each of the Short Term High Yield Fund and the Strategic Income Fund. After a discussion, the Trustees concluded that Cohanzick’s profitability with respect to each Fund was not excessive.

Conclusion. Having requested and received such information from Cohanzick as the Trustees believed to be reasonably necessary to evaluate the terms of each sub-advisory agreement, and as assisted by Fund Counsel, the Trustees concluded that the fee structure was reasonable and that renewal of each sub-advisory agreement was in the best interests of the shareholders of the Short Term High Yield Fund and the Strategic Income Fund. In considering each sub-advisory agreement renewal, the Trustees considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Trustees did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Trustees’ conclusions may be based in part on its consideration of each sub-advisory arrangement in prior years and on the Board’s ongoing regular review of the Funds’ performance and operations throughout the year.

The Sub-Advisory Agreement Dated September 20, 2010 by and among RiverPark Advisors, LLC, Wedgewood Partners, Inc. (“Wedgewood”) and the RiverPark Funds Trust

Nature, Extent, and Quality of Service. The Trustees noted that Wedgewood provided portfolio management services to the Wedgewood Fund. The Trustees reviewed the background information on the key investment personnel who were responsible for servicing the Fund and were comfortable with their credentials. The Trustees discussed Wedgewood’s investment strategy of a focused portfolio of twenty or so carefully researched and studied, best-in-class growth companies, invested at compelling valuations as well as prudently diversified. The Trustees stated that they recognized that Wedgewood’s philosophy and process produced a portfolio that was routinely overweight relative to performance benchmark weightings. The Trustees discussed that they remained comfortable with the strategies for the Wedgewood Fund and concluded that Wedgewood should continue to deliver high-quality portfolio management services to the Fund for the benefit of the shareholders of the Fund and the Adviser.

Approval of the Investment Advisory and Investment Sub-Advisory Agreements (Unaudited) (Concluded)

Performance. The Trustees considered the investment performance for the Wedgewood Fund, noting that the Wedgewood Fund (Institutional Class) returned 45.64% for the year ended June 30, 2021, as compared to its benchmarks, Russell 1000 Growth Total Return Index and S&P 500 Total Return Index, which returned 42.50% and 40.79%, respectively, in the same period. The Trustees agreed that the sub-adviser was contributing to the overall returns of the Wedgewood Fund and they concluded that the performance was satisfactory.

Fees and Expenses. The Trustees discussed Wedgewood’s sub-advisory fee and noted that it was paid by the Adviser and not the Fund. They noted that the fee was in line with other investment advisory contracts Wedgewood had with its other clients. The Trustees recognized that the fee was also comparable and similar to other funds with similar investment strategies. After discussion, the Trustees concluded that the sub-advisory fee was not unreasonable with respect to the Wedgewood Fund.

Economies of Scale. The Trustees considered whether it was likely that the sub-adviser had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. The Trustees noted that the lack of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed Wedgewood’s financial statements. The Trustees recognized that in the prior year Wedgewood had a slight loss from its relationship with the Wedgewood Fund, but that this slight loss did not impact Wedgewood’s overall profitability. They also noted that providing the sub-advisory services did not add materially to Wedgewood’s overall expenses or overhead which permitted Wedgewood to maintain its financial viability. After a brief discussion, the Trustees concluded that Wedgewood’s profitability was not excessive.

Conclusion. Having requested and received information from Wedgewood as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by Fund Counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the sub-advisory agreement was in the best interests of the shareholders of the Wedgewood Fund. In considering the sub-advisory agreement renewal, the Trustees considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Trustees did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Trustees’ conclusions may be based in part on its consideration of the sub-advisory arrangement in prior years and on the Board’s ongoing regular review of the Wedgewood Fund’s performance and operations throughout the year.

Review of Liquidity Risk Management Program (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”). The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 19, 2021, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The report covered the period from April 1, 2020 through March 31, 2021.

The Program Administrator’s report noted that the Funds are deemed to be Primarily Highly Liquid and thus are not subject to the requirement to establish a Highly Liquid Investment Minimum (“HLIM”). The report further noted no Fund breached the restriction on holding greater than 15% illiquid assets.

The report stated that, from a liquidity perspective, each Fund’s investment strategy is appropriate for an open-end fund and that no material changes have been made to the Program since its implementation. The report concluded that the Program was adequately designed and effectively implemented.

Further, the Funds did not experience any significant liquidity challenges during the period covered by this Annual Report, and the Funds were able to meet redemption requests without significant dilution to the remaining investors’ interests in the Funds.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2021 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2021, the Funds are designating the following items with regard to distributions paid during the year:

	Return of Capital	Long Term Capital Gains Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(1)
RiverPark Large Growth Fund	0.00%	100.00%	0.00%	100.00%	0.00%
Wedgewood Fund	0.00%	95.19%	4.81%	100.00%	34.66%
RiverPark Short Term High Yield Fund	0.00%	0.00%	100.00%	100.00%	0.00%
RiverPark Long/Short Opportunity Fund	0.00%	0.00%	0.00%	0.00%	0.00%
RiverPark Strategic Income Fund	0.00%	0.00%	100.00%	100.00%	2.88%
RiverPark Floating Rate CMBS Fund	0.00%	0.00%	100.00%	100.00%	0.00%

	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short-Term Capital Gain(5)
RiverPark Large Growth Fund	0.00%	0.00%	0.00%	0.00%
Wedgewood Fund	33.30%	0.00%	0.28%	100.00%
RiverPark Short Term High Yield Fund	0.00%	0.00%	93.79%	0.00%
RiverPark Long/Short Opportunity Fund	0.00%	0.00%	0.00%	0.00%
RiverPark Strategic Income Fund	3.27%	0.00%	76.96%	0.00%
RiverPark Floating Rate CMBS Fund	0.00%	0.00%	100.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

INVESTMENT ADVISER

RiverPark Advisors, LLC

156 West 56th Street, 17th Floor

New York, New York 10019

CUSTODIAN

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110

PRIME BROKER

Goldman Sachs & Co.

200 West Street, 3rd Floor

New York, New York 10282

TRANSFER AGENT

DST Systems, Inc.

333 West 11th Street, 5th Floor

Kansas City, Missouri 64105

ADMINISTRATOR

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

DISTRIBUTOR

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

FUND COUNSEL

Blank Rome LLP

1271 Avenue if the Americas

New York, New York 10020

This information must be preceded or accompanied by a
current prospectus for the Trust.

RPF-AR-001-1100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer or any person who performs a similar function. During the period covered by the report, there were no amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a)(2) The audit committee financial experts, Ira Balsam and David Sachs, are independent trustees as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)-(d) Aggregate fees billed by Cohen & Co., Ltd. (the “Cohen & Co.”), to the Registrant for the fiscal years ended September 30, 2021 and September 30, 2020 for professional services rendered by the Registrant’s principal accountant were as follows:

		2021	2020
(a)	Audit Fees	$115,500	$115,500
(b)	Audit-Related Fees	$—	$—
(c)	Tax Fees	$21,500	$21,500
(d)	All Other Fees	$—	$—

Audit Fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees include amounts related to the preparation of the Registrant’s tax returns.

All Other Fees include amounts billed for products and services other than those disclosed in paragraphs (a) through (c) of this Item. For the fiscal years ended September 30, 2021 and September 30, 2020, All Other Fees relate to the review of the March 31, 2021 and March 31, 2020 Semi-Annual Reports.

(e)(1) Pursuant to the requirements of the Sarbanes Act, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight of, among other things, assisting the Board of Trustees in its oversight of: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

The Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which requires the Registrant’s Audit Committee to pre-approve all audit and non-audit services provided by the principal accountant to the Registrant. The Policy also requires the Audit Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, if the services relate directly to the Registrant’s operations and financial reporting.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for Cohen & Co.:

	2021	2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant, for non-audit services rendered to the Registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser for the last fiscal year was $0.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to unlisted registrants.

Item 6.	Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

.

Items 13.	Exhibits.

(a)(1) The Registrant’s Code of Ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) A certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RiverPark Funds Trust

By (Signature and Title)*	/s/ Morty Schaja
Morty Schaja
President

Date: December 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Morty Schaja
Morty Schaja
President

Date: December 8, 2021

By (Signature and Title)*	/s/ Andrew Metzger
Andrew Metzger
Chief Financial Officer and Treasurer

Date: December 8, 2021

*	Print the name and title of each signing officer under his or her signature.